As filed with the Securities and Exchange Commission on October 28, 1998
                                                     Registration No. 33-35080*



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                            POST-EFFECTIVE AMENDMENT
                                       To
                                    FORM S-6
                                   ----------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.  Exact name of trust:


                  INSURED MUNICIPAL SECURITIES TRUST,
                  PENNSYLVANIA NAVIGATOR INSURED SERIES 1,
                  NEW YORK NAVIGATOR INSURED SERIES 4, AND
                  NEW JERSEY NAVIGATOR INSURED SERIES 2


B. Name of depositors:


                   REICH & TANG DISTRIBUTORS, INC.
                   GRUNTAL & CO., L.L.C.


C. Complete address of depositor's principal executive office:


     Reich & Tang Distributors, Inc.       Gruntal & Co., L.L.C.
     600 Fifth Avenue                      One Liberty Plaza
     New York, New York 10020              New York, New York 10006


D. Name and complete address of agent for service:


PETER J. DeMARCO                LEE FENSTERSTOCK       Copy of comments to:
Executive Vice President        President              MICHAEL R. ROSELLA, ESQ.
Reich & Tang                    Gruntal & Co., L.L.C.  Battle Fowler LLP
 Distributors, Inc.             One Liberty Plaza      75 East 55th Street
600 Fifth Avenue                New York, NY 10006     New York, NY 10022
New York, New York 10020                               (212) 856-6858


    It is proposed that this filing become effective (check appropriate box)


 x      immediately upon filing pursuant to paragraph (b) of Rule 485.
        on (       date       ) pursuant to paragraph (b) of Rule 485.
        60 days after filing pursuant to paragraph (a) of Rule 485.
        on (       date       ) pursuant to paragraph (a) of Rule 485.


* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Insured Municipal Securities Trust, Pennsylvania Navigator Insured Series 1, New York Navigator Insured Series 4, and New Jersey Navigator Insured Series 2, covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 33-35080, 33-36215 and 33-37297, respectively) under the Act. This constitutes Post-Effective Amendment No. 8 for Pennsylvania Navigator Insured Series 1, New York Navigator Insured Series 4, and New Jersey Navigator Insured Series 2.

   Each of the Registrants filed a Rule 24f-2 Notice for its fiscal year ended June 30, 1998 on or about September 14, 1998.



1377.1

                    Prospectus Part A Dated October 28, 1998



                       INSURED MUNICIPAL SECURITIES TRUST
                         PENNSYLVANIA NAVIGATOR INSURED

                                    SERIES 1

--------------------------------------------------------------------------------


          The Trust is a unit investment trust designated Series 1 ("Pennsylvania Navigator Trust") with an underlying portfolio of long-term insured tax-exempt bonds and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law and from Pennsylvania State and local taxes. There can be no assurance that the Trust's investment objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Bonds in the Trust to regular federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be a specific preference item for purposes of the federal individual and/or corporate alternative minimum tax. (See "Description of Portfolio" in this Part A for a list of those Bonds which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsors are Reich & Tang Distributors, Inc. and Gruntal & Co., L.L.C. (sometimes referred to as the "Sponsor" or the "Sponsors"). The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.

          This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of June 30, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference.


--------------------------------------------------------------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

          THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term insured bonds (the "Bonds") issued by or on behalf of states, municipalities and public authorities which, because of irrevocable insurance, were rated "AAA" by Standard & Poor's Corporation. All of the Bonds in the Trust were rated "AAA" by Standard & Poor's Corporation at the time originally deposited in the Trust (see "Portfolio"). This rating results from insurance relating only to the Bonds in the Trust and not to Units of the Trust. The insurance does not remove market risk, as it does not guarantee the market value of the Units. For a discussion of the significance of such ratings, see "Description of Bond Ratings" in Part B of this Prospectus.


83660.1

          Some of the aggregate principal amount of the Bonds in the Trust may be "Zero Coupon Bonds," which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of current interest (for the amount of Zero Coupon Bonds in each Trust, and the cost of such Bonds to that Trust, see "Description of Portfolio" in this Part A). The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds or the insurer thereof to meet their obligations.

          Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuation than coupon bonds in response to such changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years. (See "Portfolio" in Part B of this Prospectus.)


          Each Unit in the Trust represents a 1/1910th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsors in the secondary market.


          INSURANCE. Each of the Bonds in the Pennsylvania Navigator Trust is insured by a municipal bond guaranty insurance policy obtained by the Sponsors (the "Navigator Sponsor-Insured Bonds") from MBIA Insurance Corporation ("MBIA Corp.") covering regularly scheduled payments of principal thereof and interest thereon when such amounts become due for payment but shall not have been paid. For discussion of the effect of an occurrence of non-payment of principal or interest on any Bonds in the Pennsylvania Navigator Trust see "Portfolio Supervision" in Part B of this Prospectus. The premiums for the Navigator Sponsor-Insured Bonds are obligations of the Sponsors. Additionally, some of the Bonds in the Pennsylvania Navigator Trust may be Pre-Insured Bonds (as described below). The premium for the Pre- Insured Bonds is an obligation of the issuers, underwriters or prior owners of those Bonds. The insurance policy or policies relating to the Navigator Sponsor-Insured Bonds provides that, to the extent that Bonds are both Pre- Insured Bonds and Navigator Sponsor-Insured Bonds, coverage is effective after a claim has been made upon the insurer of the Pre-Insured Bonds.

          Some of the Bonds in the Pennsylvania Navigator Trust may additionally be insured by a municipal bond guaranty insurance policy obtained by issuers, underwriters or prior owners of the Bonds ("Pre-Insured Bonds") and issued by one of the insurance companies described under "Insurance on the Bonds" in Part B of this Prospectus (the "Insurance Companies"). Such insurance covers the scheduled payment of principal thereof and interest thereon when such amounts shall become due for payment but shall not have been paid by the issuer or any other insurer thereof.

          None of the insurance will cover accelerated payments of principal or penalty interest or premiums unrelated to taxability of interest on the Bonds. The insurance relates only to the prompt payment of principal of and interest on the securities in the portfolios, and does not remove market risks nor does it guarantee the market value of Units in the Trusts. The terms of the insurance are more fully described under "Insurance on the Bonds" in Part B of this Prospectus. No representation is made herein as to any Bond insurer's ability to meet its obligations under a policy of insurance relating

                                       A-2


83660.1
to any of the Pre-Insured Bonds. In addition, investors should be aware that subsequent to the Date of Deposit the rating of the claims-paying ability of the insurer of an underlying Pre-Insured Bond may be downgraded.


          All of the Bonds in the Pennsylvania Navigator Trust are covered by insurance obtained by the Sponsors from MBIA Corp. and 92.6% of the Bonds in the Pennsylvania Navigator Trust are Pre-Insured Bonds. The approximate percentage of the aggregate principal amount of the Portfolio that is insured by each Insurance Company with respect to Pre-Insured Bonds is as follows: Financial Guaranty Insurance Company ("Financial Guaranty"), 41.5%; and Municipal Bond Insurance Association ("MBIA"), 51.1%.

          PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate offering price of the Bonds in such Trust divided by the number of Units outstanding, plus a sales charge of 2.97% of the Public Offering Price, or 3.06% of the net amount invested in Bonds per Unit. In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $622.33 plus accrued interest of $6.40 under the monthly distribution plan, $9.40 under the semi-annual distribution plan and $28.91 under the annual distribution plan, for a total of $628.73, $631.73 and $651.24, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See "Public Offering--Offering Price" in Part B of this Prospectus.)


          ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering--Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

          Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates

                                       A-3


83660.1
on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

          The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

          A schedule of cash flow projections is available from the Sponsors upon request.

          DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan chosen by the Certificateholder. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the elections of the prior owner and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information.")


          MARKET FOR UNITS. The Sponsors, although not obligated to do so, intend to maintain a secondary market for the Units at a price based on the aggregate bid price of the Bonds in the Trust portfolio. The reoffer price will be based on the aggregate bid price of the Bonds plus a sales charge of 2.97% of the Public Offering Price (3.06% of the net amount invested), plus net accrued interest. If a market is not maintained a Certificateholder will be able to redeem his or her Units with the Trustee at a price based on the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)



                                       A-4


83660.1

                       INSURED MUNICIPAL SECURITIES TRUST
                         PENNSYLVANIA NAVIGATOR INSURED
                                    SERIES 1


              SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1998



Date of Deposit*:  July 26, 1990                    Weighted Average Life
Principal Amount of Bonds .. $1,145,000                to Maturity:  7.7 Years.
Number of Units ............ 1,910                  Minimum Value of Trust:
Fractional Undivided Inter-                            Trust may be terminated if
  est in Trust per Unit .... 1/1910                    value of Trust is less than
Principal Amount of                                    $1,000,000 in principal
  Bonds per Unit ........... $599.48                   amount of Bonds.
Secondary Market Public                             Mandatory Termination Date:
  Offering Price**                                     The earlier of December 31,
  Aggregate Bid Price                                  2039 or the disposition of
    of Bonds in Trust ...... $1,153,353+++             the last Bond in the Trust.
  Divided by 1,910 Units ... $603.85                Trustee***:  The Chase
  Plus Sales Charge of 2.97%                           Manhattan Bank.
    of Public Offering Price $18.48                 Trustee's Annual Fee:  Monthly
  Public Offering Price                                plan $1.07 per $1,000; semi-
    per Unit ............... $622.33+                  annual plan $.62 per $1,000;
Redemption and Sponsors'                               and annual plan is $.37 per
  Repurchase Price                                     $1,000.
  per Unit ................. $603.85+               Evaluator:  Kenny S&P
                                    +++                Evaluation Services.
                                    ++++            Evaluator's Fee for Each
Excess of Secondary Market                             Evaluation:  Minimum of $8
  Public Offering Price                                plus $.25 per each issue of
  over Redemption and                                  Bonds in excess of 50 issues
  Sponsors' Repurchase                                 (treating separate
  Price per Unit ........... $18.48++++                maturities as separate
Difference between Public                              issues).
  Offering Price per Unit                           Sponsors:  Reich & Tang
  and Principal Amount per                             Distributors, Inc. and
  Unit Premium/(Discount) .. $22.85                    Gruntal & Co., L.L.C.
Evaluation Time:  4:00 p.m.                         Sponsors' Annual Fee:  Maximum
  New York Time.                                       of $.25 per $1,000 principal
Minimum Principal Distribution:                        amount of Bonds (see "Trust
  $1.00 per Unit.                                      Expenses and Charges" in
                                                       Part B of this Prospectus).




       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                                             Monthly          Semi-Annual            Annual
                                                             Option             Option               Option

Gross annual interest income# .........                      $37.47             $37.47               $37.47
Less estimated annual fees and
  expenses ............................                        2.12               1.85                 2.37
Estimated net annual interest                                ______             ______               ______
  income (cash)# ......................                      $35.35             $35.62               $35.10
Estimated interest distribution# ......                        2.95              17.82                35.10
Estimated daily interest accrual# .....                       .0982              .0990                .0975
Estimated current return#++ ...........                       5.68%              5.72%                6.02%
Estimated long term return++ ..........                       4.27%              4.32%                4.23%
Record dates ..........................                      1st of           Dec. 1 and             Dec. 1
                                                             each month       June 1
Interest distribution dates ...........                      15th of          Dec. 15 and            Dec. 15
                                                             each month       June 15



                                       A-5


83660.1

                  Footnotes to Summary of Essential Information

   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


  ** Certain amounts distributable as of June 30, 1998 may be reported in the Summary of Essential Information as if they had been distributed as of year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
        1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to the expected date of settlement (approximately three business days after purchase) of $6.40 monthly, $9.40 semi-annually and $28.91 annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash from the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:

                                                                                                      Distribu-
                                                                                                      tions of
                                                               Distributions of Interest              Principal
                                                              During the Period (per Unit)            During
                                        Net Asset*                         Semi-                       the
                     Units Out-          Value            Monthly         Annual       Annual        Period
Period Ended          standing          Per Unit          Option          Option       Option       (Per Unit)
------------         ----------        ----------         -------         ------       ------       ----------

June 30, 1996            2,152          $1,035.55         $67.89          $68.36       $70.52            -0-
June 30, 1997            2,114             852.06          58.89           59.29        67.76        $171.20
June 30, 1998            1,910             612.67          43.63           43.94          -0-         229.21



------------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-6


83660.1

                         INFORMATION REGARDING THE TRUST
                               AS OF JUNE 30, 1998


DESCRIPTION OF PORTFOLIO

          The portfolio of the Trust consists of 6 issues representing obligations of 6 issuers located in the state of Pennsylvania. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. None of the Bonds are obligations of state and local housing authorities; none are hospital revenue bonds; none were issued in connection with the financing of nuclear generating facilities; and none are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). One issue representing $125,000 of the principal amount of the Bonds is a general obligation bond. All five of the remaining issues representing $1,020,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Convention Center 1, Correctional Facilities 1, Port Authority 1, Sewer 1 and University 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

          As of June 30, 1998, $375,000 (approximately 32.8% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $125,000 (approximately 10.9% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. None of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 37.9% were purchased at a premium and approximately 29.3% were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.

          None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


                                       A-7


83660.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Insured Municipal Securities Trust, Pennsylvania Navigator Insured Series 1


In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Insured Municipal Securities Trust, Pennsylvania Navigator Insured Series 1 (the "Trust") at June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Boston, MA
September 22, 1998

Insured Municipal Securities Trust,
Pennsylvania Navigator Insured Series 1
Portfolio
June 30, 1998
-------------------------------------------------------------------------------

                                                                                             Redemption
                 Aggregate                                            Coupon Rate/         Feature (2)(4)
  Portfolio      Principal     Name of Issuer and Title   Ratings      Date(s) of        S.F.-Sinking Fund         Market
     No.           Amount              of Bonds              (1)      Maturity (2)         Ref.-Refunding         Value (3)
      1              $250,000  Penn. Cnvntn. Cntr.        AAA        6.000%               No Sinking Fund         $269,452
                               Auth. Rev. Bonds Series               9/01/2019            Non-Callable
                               1989 A (MBIA Corp.)
      2               210,000  Penn. Hi. Ed. Facs.        AAA        7.200                7/01/10 @ 100 S.F.       221,369
                               Auth. Rev. Bonds                      7/01/2019            7/01/99 @ 102 Ref.
                               (Hahnemann Univ. Prjt.)
                               Series 1989 (MBIA Corp.)
      3                85,000  Centre Cnty. Penn. Univ.   AAA        7.100                9/01/11 @ 100 S.F.        91,350
                               Area Joint Auth. Swr.                 9/01/2020            9/01/00 @ 101 Ref.
                               Rev. Bonds Series 1990
                               (MBIA Corp.)
      4               225,000  Philadelphia Penn. Muni.   AAA        7.800                4/01/08 @ 100 S.F.        239,787
                               Auth. Criminal Justice                4/01/2018            4/01/00 @ 100 Ref.
                               Cntr. Rfndg, Rev. Bonds
                               Series 1988 (MBIA Corp.)
      5               250,000  Philadelphia Penn. Rgnl.              7.150                8/01/11 @ 100 S.F.        266,048
                               Port Auth. (Cmmnwlth. of              8/01/2020            8/01/00 @ 100 Ref.
                               Penn.) Cmmnwlth. Lease
                               Rev. Bonds Series 1990
                               (MBIA Corp.)
      6               125,000  Ringgold Penn. Schl.                  0.000                No Sinking Fund            51,449
                               Dstrct. Washington Cnty.              2/15/2015            Non-Callable
                               Gen. Oblig. Rev. Rfndg.
                               Bonds Series 1990 (MBIA
                               Corp.)

               ---------------                                                                                  --------------
                   $1,145,000   Total Investments $1,139,455$1,039,884)                                          $1,139,455
               ===============                                                                                  ==============


   See accompanying footnotes to portfolio and notes to financial statements.

Insured Municipal Securities Trust,
Pennsylvania Navigator Insured Series 1
Footnotes to Portfolio
-------------------------------------------------------------------------------

(1) All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. A brief description of the ratings symbols and their meanings is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

(2) See "The Trust -- Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

(3) At June 30, 1998, the net unrealized appreciation of all bonds was comprised of the following:


            Gross unrealized appreciation                      $      99,571

            Gross unrealized depreciation                                  -
                                                              --------------

            Net unrealized appreciation                        $      99,571
                                                              ==============


(4) The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).










    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
Pennsylvania Navigator Insured Series 1
Statement of Net Assets
June 30, 1998
--------------------------------------------------------------------------------





Investments in Securities,
     at Market Value (Cost $1,039,884)                           $    1,139,455
                                                                 --------------

Other Assets
     Accrued Interest                                                    26,208
     Cash                                                                 4,542
                                                                 --------------
         Total Other Assets                                              30,750
                                                                 --------------

Net Assets (1,910 Units of Fractional Undivided
     Interest Outstanding, $612.67 per Unit)                     $    1,170,205
                                                                 ==============









    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
Pennsylvania Navigator Insured Series 1
Statement of Operations
--------------------------------------------------------------------------------

                                                                       For the Years Ended June 30,
                                                            1998                     1997                    1996
Investment Income
     Interest                                          $     87,906                $   129,251            $  159,768
                                                       ------------                -----------            ----------

Expenses
     Trustee's Fees                                           2,846                      3,085                 3,900
     Evaluator's Fee                                          1,745                      1,607                 1,619
     Sponsor's Advisory Fee                                     438                        563                   625
                                                      -------------                -----------            ----------

         Total Expenses                                       5,029                      5,255                 6,144
                                                      -------------                -----------            ----------
     Net Investment Income                                   82,877                    123,996               153,624
                                                      -------------                -----------            ----------
Realized and Unrealized Gain (Loss)
     Realized (Loss) on
         Investments                                        (11,593)                    (3,333)              (26,359)

     Unrealized Appreciation
         (Depreciation) on Investments                       (1,335)                   (20,776)              (20,619)
                                                      -------------               ------------            ----------
     Net (Loss) on Investments                              (12,928)                   (24,109)              (46,978)
                                                      -------------               ------------            ----------
     Net Increase
         in Net Assets
         Resulting From Operations                    $      69,949               $     99,887            $  106,646
                                                      =============               ============            ==========





    The accompanying notes form an integral part of the financial statements.


Trust,
Pennsylvania Navigator Insured Series 1
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       For the Years Ended June 30,
                                                            1998                     1997                    1996



Operations
Net Investment Income                                    $      82,877           $     123,996         $     153,624
Realized (Loss)
     on Investments                                            (11,593)                 (3,333)              (26,359)
Unrealized Appreciation
     (Depreciation) on Investments                              (1,335)                (20,776)              (20,619)
                                                         -------------           -------------         -------------
          Net Increase in
                Net Assets Resulting
                From Operations                                 69,949                  99,887               106,646
                                                         -------------           -------------         -------------
Distributions to Certificateholders
     Investment Income                                          90,234                 126,064               154,822
     Principal                                                 482,066                 365,839                  ----

Redemptions
     Interest                                                    2,292                     470                 6,534
     Principal                                                 126,401                  34,764               346,317
                                                         -------------           -------------         -------------
         Total Distributions
             and Redemptions                                   700,993                 527,137               507,673
                                                         -------------           -------------         -------------
         Total (Decrease)                                     (631,044)               (427,250)             (401,027)

Net Assets
     Beginning of Year                                       1,801,249               2,228,499             2,629,526
                                                         -------------           -------------         -------------
     End of Year (Including
         Undistributed Net Investment
         Income of $32,612, $42,261
         and $44,799, Respectively)                       $  1,170,205            $  1,801,249         $   2,228,499
                                                         =============           ============          =============





    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
Pennsylvania Navigator Insured Series 1
Financial Highlights
--------------------------------------------------------------------------------

         Selected data for a unit of the Trust outstanding: *

                                                                               For the years ended June 30,
                                                                              1998          1997               1996


         Net Asset Value, Beginning of Year**                            $   852.06       $ 1,035.55        $ 1,057.73
                                                                         ----------       ----------        ----------
             Interest Income                                                  43.69            60.60             68.90
             Expenses                                                         (2.50)           (2.46)            (2.65)
                                                                         ----------       ----------        ----------
             Net Investment Income                                            41.19            58.14             66.25
                                                                         ----------       ----------        ----------

             Net Gain or Loss on Investments(1)                                5.01           (10.80)           (18.85)
                                                                         ----------       ----------        ----------

         Total from Investment Operations                                     46.20            47.34             47.40
                                                                         ----------       ----------        ----------

         Less Distributions
             to Certificateholders
                 Income                                                       44.85            59.10             66.76
                 Principal                                                   239.60           171.51           ----
             for Redemptions
                 Interest                                                      1.14              .22              2.82
                                                                         ----------       ----------        ----------

         Total Distributions                                                 285.59           230.83             69.58
                                                                         ----------       ----------        ----------

         Net Asset Value, End of Year**                                  $   612.67       $   852.06        $ 1,035.55
                                                                         ==========       ==========        ==========


(1) Net gain or loss on investments is a result of changes in outstanding units since July 1, 1997, 1996 and 1995, respectively, and the dates of net gain and loss on investments.



------------------
* Unless otherwise stated, based upon average units outstanding during the year of 2,012 ([2,114 + 1,910]/) for 1998, 2,133 ([2,152 + 2,114])/2)
     for 1997 and of 2,319 ([2,486 + 2,152]/) for 1996.

**   Based upon actual units outstanding


   The accompanying notes from an integral part of the financial statements.

Insured Muniipal Securities Trust,
Pennsylvania Navigator Insured Series 1
Notes to Financial Statements
--------------------------------------------------------------------------------

1.       Organization

         Insured Municipal Securities Trust, Pennsylvania Navigator Insured Series 1, (the "Trust") was organized on July 26, 1990 by Bear, Stearns & Co. Inc. and Gruntal & Co., LLC under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

         Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor. Effective September 2, 1995, United States Trust Company of New York was merged into The Chase Manhattan Bank ("Chase" or the "Trustee"). Accordingly, Chase is the successor trustee of the Trust.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

         Interest Income
         Interest income is recorded on the accrual basis. The discount on the zero-coupon bonds is accreted by the interest method over the respective lives of the bonds. The accretion of such discount is included in interest income; however, it is not distributed until realized in cash upon maturity or sale of the respective bonds.

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost (including accumulated accretion of original issue discount on zero-coupon bonds) and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Insured Muniipal Securities Trust,
Pennsylvania Navigator Insured Series 1
Notes to Financial Statements
--------------------------------------------------------------------------------

3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Trustee has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

         The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended June 30, 1998, 1997 and 1996, 204, 38 and 344 units were redeemed, respectively.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.37 to $1.07 per $1,000 of outstanding investment principal. In addition, a minimum fee of $8.00 is paid to a service bureau for each portfolio valuation. A maximum fee of $.25 per $1,000 of outstanding investment principal is paid to the Sponsor. For the years ended June 30, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $1,386, $1,568 and $2,152 and other expenses of $1,460, $1,517 and $1,748, respectively. The other expenses include professional, printing and miscellaneous fees.

Insured Muniipal Securities Trust,
Pennsylvania Navigator Insured Series 1
Notes to Financial Statements
--------------------------------------------------------------------------------


5.       Net Assets

         At June 30, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:

          Original cost to Certificateholders                      $  2,575,230
          Less Initial Gross Underwriting Commission                    126,186
                                                                   ------------
                                                                      2,449,044
          Accumulated Cost of Securities Sold,
               Matured or Called                                     (1,424,923)
          Net Unrealized Appreciation                                    99,571
          Undistributed Net Investment Income                            32,612
          Undistributed Proceeds From Investments                        13,901
                                                                   ------------
            Total                                                  $  1,170,205
                                                                   ============

         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 2,500 units of fractional undivided interest of the Trust as of the date of deposit.

         Undistributed net investment income includes accumulated accretion of original issue discount of $15,763.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

                    Prospectus Part A Dated October 28, 1998


                       INSURED MUNICIPAL SECURITIES TRUST
                           NEW YORK NAVIGATOR INSURED

                                    SERIES 4


--------------------------------------------------------------------------------


         The Trust is a unit investment trust designated Series 4 ("New York Navigator Trust") with an underlying portfolio of long-term insured tax-exempt bonds and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law and from New York State and City personal income tax. There can be no assurance that the Trust's investment objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Bonds in the Trust to regular federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be a specific preference item for purposes of the federal individual and/or corporate alternative minimum tax. (See "Description of Portfolio" in this Part A for a list of those Bonds which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsors are Reich & Tang Distributors, Inc. and Gruntal & Co., L.L.C.(sometimes referred to as the "Sponsor" or the "Sponsors"). The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.

         This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of June 30, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference.


--------------------------------------------------------------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

         THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term insured bonds (the "Bonds") issued by or on behalf of states, municipalities and public authorities which, because of irrevocable insurance, were rated "AAA" by Standard & Poor's Corporation. All of the Bonds in the Trust were rated "AAA" by Standard & Poor's Corporation at the time originally deposited in the Trust (see "Portfolio"). This rating results from insurance relating only to the Bonds in the Trust and not to Units of the Trust. The insurance does not remove market risk, as it does not guarantee the market value of the Units.


83234.1

For a discussion of the significance of such ratings, see "Description of Bond Ratings" in Part B of this Prospectus.

         Some of the aggregate principal amount of the Bonds in the Trust may be "Zero Coupon Bonds," which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of current interest (for the amount of Zero Coupon Bonds in each Trust, and the cost of such Bonds to that Trust, see "Description of Portfolio" in this Part A). The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds or the insurer thereof to meet their obligations.

         Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuation than coupon bonds in response to such changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years. (See "Portfolio" in Part B of this Prospectus.)


         Each Unit in the Trust represents a 1/4463rd undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsors in the secondary market.


         INSURANCE. Each of the Bonds in the New York Navigator Trust is insured by a municipal bond guaranty insurance policy obtained by the Sponsors (the "Navigator Sponsor-Insured Bonds") from MBIA Insurance Corporation ("MBIA Corp.") covering regularly scheduled payments of principal thereof and interest thereon when such amounts become due for payment but shall not have been paid. For discussion of the effect of an occurrence of non-payment of principal or interest on any Bonds in the New York Navigator Trust see "Portfolio Supervision" in Part B of this Prospectus. The premiums for the Navigator Sponsor-Insured Bonds are obligations of the Sponsors. Additionally, some of the Bonds in the New York Navigator Trust may be Pre- Insured Bonds (as described below). The premium for the Pre-Insured Bonds is an obligation of the issuers, underwriters or prior owners of those Bonds. The insurance policy or policies relating to the Navigator Sponsor-Insured Bonds provides that, to the extent that Bonds are both Pre-Insured Bonds and Navigator Sponsor-Insured Bonds, coverage is effective after a claim has been made upon the insurer of the Pre-Insured Bonds.

         Some of the Bonds in the New York Navigator Trust may additionally be insured by a municipal bond guaranty insurance policy obtained by issuers, underwriters or prior owners of the Bonds ("Pre-Insured Bonds") and issued by one of the insurance companies described under "Insurance on the Bonds" in Part B of this Prospectus (the "Insurance Companies").

         None of the insurance will cover accelerated payments of principal or penalty interest or premiums unrelated to taxability of interest on the Bonds. The insurance relates only to the prompt payment of principal of and interest on the securities in the portfolios, and does not remove market risks nor does it guarantee the market value of Units in the Trusts. The terms of he insurance are more fully described herein. No representation is made herein as to any Bond insurer's ability to meet its obligations under a policy of insurance relating to any of the Pre-Insured Bonds. In addition, investors

                                       A-2
83234.1
should be aware that subsequent to the Date of Deposit the rating of the claims-paying ability of the insurer of an underlying Pre-Insured Bond may be downgraded.


         All of the Bonds in the New York Navigator Trust are covered by insurance obtained by the Sponsors from MBIA Corp. and approximately 44% of the Bonds in the New York Navigator Trust are Pre-Insured Bonds. The approximate percentage of the aggregate principal amount of the Portfolio that is insured by each Insurance Company with respect to Pre-Insured Bonds is as follows: Capital Guaranty Insurance Company ("Capital Guaranty"), 18.3%; Financial Security Assurance Inc. ("Financial Security"), 14.6%; and MBIA Corp., 11.1%.

         PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate offering price of the Bonds in such Trust divided by the number of Units outstanding, plus a sales charge of 2.33% of the Public Offering Price, or 2.39% of the net amount invested in Bonds per Unit. The sales charge for secondary market purchases is based upon the number of years remaining to maturity of each bond in the Trust's portfolio. (See "Public Offering" in Part B of this Prospectus.) In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units had been available for sale on the Evaluation Date, the Public Offering Price per Unit would have been $828.02 plus accrued interest of $11.42 under the monthly distribution plan, $15.67 under the semi-annual distribution plan and $43.92 under the annual distribution plan, for a total of $839.44, $843.69 and $871.94, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See "Public Offering--Offering Price" in Part B of this Prospectus.)


         ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering--Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

         Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

         Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast

                                       A-3
83234.1
to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

         The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

         A schedule of cash flow projections is available from the Sponsors upon request.

         DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan chosen by the Certificateholder. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the elections of the prior owner. The first interest distributions will be made on the First Payment Date to all Certificateholders of record on the First Record Date and thereafter distributions will be made in accordance with the distribution plan chosen by the Certificateholder. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, the amount of the first interest distributions and the specific dates representing the First Payment Date and the First Record Date see "Summary of Essential Information.")


         MARKET FOR UNITS. The Sponsors, although not obligated to do so, intend to maintain a secondary market for the Units of each Trust after the initial public offering has been completed. The secondary market repurchase price will be based on the aggregate bid price of the Bonds in the Trust portfolio; and the reoffer price will be based on the aggregate bid price of the Bonds plus a sales charge of 2.33% of the Public Offering Price (2.39% of the net amount invested), plus net accrued interest. If a market is not maintained a Certificateholder will be able to redeem his or her Units with the Trustee at a price based on the aggregate bid price of the Bonds. (See "Sponsor Repurchase" in Part B of this Prospectus.)


                                       A-4
83234.1

                       INSURED MUNICIPAL SECURITIES TRUST
                           NEW YORK NAVIGATOR INSURED
                                    SERIES 4

              SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1998
              ----------------------------------------------------



Date of Deposit*:  September 13, 1990                               Minimum Principal Distribution:
Principal Amount of Bonds ..  $3,415,000                               $1.00 per Unit.
Number of Units ............  4,463                                 Weighted Average Life to
Fractional Undivided Inter-                                            Maturity:  5.7 Years.
  est in Trust per Unit ....  1/4463                                Minimum Value of Trust:
Principal Amount of                                                    Trust may be terminated if value
  Bonds per Unit ...........  $765.18                                  of Trust is less than $2,400,000
Secondary Market Public                                                in principal amount of Bonds.
  Offering Price**                                                  Mandatory Termination Date:
  Aggregate Bid Price                                                  The earlier of December 31, 2039
    of Bonds in Trust ......  $3,609,259+++                            or the disposition of the last
  Divided by 4,463 Units ...  $808.71                                  Bond in the Trust.
  Plus Sales Charge of                                              Trustee***:  The Chase Manhattan
    2.33% of Public                                                    Bank.
    Offering Price..........  $19.31                                Trustee's Annual Fee:  Monthly
  Public Offering Price                                                plan $1.00 per $1,000; semi-annual
    per Unit ...............  $828.02+                                 plan $.54 per $1,000; and annual
Redemption and Sponsors'                                               plan is $.36 per $1,000.
  Repurchase Price                                                  Evaluator:  Kenny S&P Evaluation
  per Unit .................  $808.71+                                 Services.
                                     +++                            Evaluator's Fee for Each
                                     ++++                              Evaluation:  Minimum of $8 plus
Excess of Secondary Market                                             $.25 per each issue of Bonds in
  Public Offering Price                                                excess of 50 issues (treating
  over Redemption and                                                  separate maturities as separate
  Sponsors' Repurchase                                                 issues).
  Price per Unit ...........  $19.31++++                            Sponsors:  Reich & Tang
Difference between Public                                              Distributors, Inc. and Gruntal &
  Offering Price per Unit                                              Co., L.L.C.
  and Principal Amount per                                          Sponsors' Annual Fee:  Maximum of
  Unit Premium/(Discount) ..  $62.84                                   $.25 per $1,000 principal amount
Evaluation Time:  4:00 p.m.                                            of Bonds (see "Trust Expenses and
  New York Time.                                                       Charges" in Part B of this
                                                                      Prospectus).


                        PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
                        ------------------------------------------------------------------

                                                 Monthly          Semi-Annual            Annual
                                                 Option             Option               Option
                                                 -------          -----------            ------



Gross annual interest income# .........            $51.53             $51.53               $51.53
Less estimated annual fees and
  expenses ............................              1.81               1.36                  .68
Estimated net annual interest                      ------             ------               ------
  income (cash)# ......................            $49.72             $50.17               $50.85
Estimated interest distribution# ......              4.14              25.09                50.85
Estimated daily interest accrual# .....             .1381              .1394                .1413
Estimated current return#++ ...........             6.00%              6.06%                6.14%
Estimated long term return++ ..........             4.16%              4.22%                4.31%
Record dates ..........................          1st of           Dec. 1 and             Dec. 1
                                                 each month       June 1
Interest distribution dates ...........          15th of          Dec. 15 and            Dec. 15
                                                 each month       June 15



                                       A-5
83234.1

                  Footnotes to Summary of Essential Information


   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


  ** Certain amounts distributable as of June 30, 1998 may be reported in the Summary of Essential Information as if they had been distributed as of year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
         1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to the expected date of settlement (approximately three business days after purchase) of $11.42 monthly, $15.67 semi-annually and $43.92 annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash from the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.


                      FINANCIAL AND STATISTICAL INFORMATION


Selected data for each Unit outstanding for the periods listed below:

                                                                                               Distribu-
                                                           Distributions of Interest           tions of
                                                          During the Period (per Unit)         Principal
                                                          ----------------------------          During
                                         Net Asset*                     Semi-                    the
                         Units Out-        Value          Monthly       Annual       Annual     Period
Period Ended              standing        Per Unit        Option        Option       Option    (Per Unit)
------------             ----------      ----------       -------       ------       ------    ----------


June 30, 1996              4,963         $1,077.13        $70.37        $71.00        $71.47        -0-
June 30, 1997              4,842          1,013.37        68.30         68.91         70.03      $ 52.58
June 30, 1998              4,463            823.30        60.21         60.74         66.38       178.58


---------------------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-6
83234.1

                         INFORMATION REGARDING THE TRUST
                               AS OF JUNE 30, 1998



DESCRIPTION OF PORTFOLIO*
------------------------


         The portfolio of the Trust consists of 9 issues representing obligations of 9 issuers located in the state of New York. The Sponsor has participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which 13.3% of the initial aggregate principal amount of the Bonds were acquired. None of the Bonds are obligations of state and local housing authorities; none are hospital revenue bonds; none were issued in connection with the financing of nuclear generating facilities; and approximately 1.0% are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). One of the issues representing $300,000 of the aggregate principal amount of the Bonds is a general obligation bond. All eight of the remaining issues representing $3,115,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Correctional Facility 1, Education 1, Housing 1, Solid Waste 1, Special Obligation 1, Transportation 1, Transit Facility 1 and Water 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

         As of June 30, 1998, $2,305,000 (approximately 67.5% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, none were Zero Coupon Bonds. Approximately 11.1% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 21.4% were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.


         None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.




---------------------
* Changes in the Trust Portfolio: From July 1, 1998 to September 15, 1998, the entire principal amount of the Bond in portfolio no.4 was called for redemption pursuant to pre-refunding provisions and is no longer contained in the Trust. $10,000 of the principal amount of the Bond in portfolio no. 2 was called and is no longer contained in the Trust. 60 Units were redeemed from the Trust.


                                       A-7
83234.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Insured Municipal Securities Trust, New York Navigator Insured Series 4


In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Insured Municipal Securities Trust, New York Navigator Insured Series 4 (the "Trust") at June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Boston, MA
September 22, 1998

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Portfolio
June 30, 1998
--------------------------------------------------------------------------------

                                                                                           Redemption
                 Aggregate                                           Coupon Rate/        Feature (2)(4)
  Portfolio      Principal       Name of Issuer and     Ratings       Date(s) of        S.F.-Sinking Fund          Market
     No.          Amount           Title of Bonds          (1)       Maturity (2)        Ref.-Refunding          Value (3)
      1             $580,000  N.Y. State Dorm. Auth.       AAA     7.000%            5/15/11 @ 100 S.F.               $623,454
                              State Univ. Ed. Facs.                5/15/2018         5/15/00 @ 102 Ref.
                              Rev. Bonds Series 1990
                              C (MBIA Corp.)

      2               35,000  State of N.Y. Mtg.           AAA     8.050             Currently @ 100 S.F.               36,452
                              Agncy. Hmowner. Mtg.                 10/01/2011        4/01/00 @ 102 Ref.
                              Rev. Bonds 1990 Series
                              00 (MBIA Corp.)

      3              350,000  N.Y. State Urban Dev.        AAA     7.000             1/01/15 @ 100 S.F.                372,771
                              Corp. Correc. Facs.                  1/01/2017         1/01/00 @ 102 Ref.
                              Rev. Bonds Series G
                              (MBIA Corp.)

      4               45,000  Metro Trans. Auth. N.Y.      AAA     8.000             7/01/09 @ 100 S.F.                 45,899
                              Comm. Facs. 1987 Serv.               7/01/2018         7/01/98 @ 102 Ref.
                              Cntrct. Bonds Series 2
                              (MBIA Corp.)

      5              380,000  Montgomery, Otsego,          AAA     7.250             1/01/04 @ 100 S.F.                409,689
                              Schoharie Cntys. N.Y.                1/01/2014         1/01/00 @ 103 Ref.
                              Solid Waste Mgmt. Auth.
                              Solid Waste Sys. Rev.
                              Bonds Series 1990 (MBIA
                              Corp.)

      6              300,000  N.Y. City Gen Oblig.         AAA     8.000             No Sinking Fund                   324,011
                              Rev. Bonds Fiscal 1991               3/15/2011         3/15/00 @ 101.5 Ref.
                              Series A (MBIA Corp.)

      7              500,000  N.Y.C. Transit Auth.         AAA     6.000             No Sinking Fund                   522,670
                              Trans. Facs. Rev. Bonds              1/01/2021         1/01/00 @ 102 Ref.
                              (Livingston Plaza
                              Prjt.) Series 1990
                              (MBIA Corp.)

      8              600,000  N.Y. City Muni. Wtr.         AAA     6.000             6/15/17 @ 100 S.F.                613,405
                              Finc. Auth. Wtr. & Swr.              6/15/2019         6/15/99 @ 100 Ref.
                              Sys. Rev. Bonds Fiscal
                              1990 Series A (MBIA
                              Corp.)

    See accompanying footnotes to portfolio and notes to financial statements.

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Portfolio
June 30, 1998
--------------------------------------------------------------------------------

                                                                                           Redemption
                 Aggregate                                           Coupon Rate/        Feature (2)(4)
  Portfolio      Principal       Name of Issuer and     Ratings       Date(s) of        S.F.-Sinking Fund          Market
     No.          Amount           Title of Bonds          (1)       Maturity (2)        Ref.-Refunding          Value (3)

      9             $625,000  Triborough Bridge &          AAA     7.125%            Currently @ 100 S.F.             $660,888
                              Tunnel Auth. N.Y. Mtg.               1/01/2019         1/01/00 @ 101 Ref.
                              Recording Tax. Spec.
                              Oblig. Bonds Series
                              1989 A (MBIA Corp.)
               --------------                                                                                 -----------------
                  $3,415,000           Total Investments (Cost (3) $3,149,896)                                      $3,609,239
                  ==========                                                                                        ==========



   See accompanying footnotes to portfolio and notes to financial statements.

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Footnotes to Portfolio
--------------------------------------------------------------------------------

(1) All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. A brief description of the ratings symbols and their meanings is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

(2) See "The Trust -- Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

(3) At June 30, 1998, the net unrealized appreciation of all bonds was comprised of the following:


                       Gross unrealized appreciation           $   459,808

                       Gross unrealized depreciation                  (465)
                                                              --------------

                       Net unrealized appreciation             $   459,343
                                                               ===========

(4) The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Statement of Net Assets
June 30, 1998
--------------------------------------------------------------------------------





Investments in Securities,
     at Market Value (Cost $3,149,896)                 $    3,609,239
                                                       --------------

Other Assets
     Accrued Interest                                          79,001
                                                       --------------
         Total Other Assets                                    79,001
                                                       --------------

Liabilities
     Advance from Trustee                                      13,868
                                                       --------------
         Total Liabilities                                     13,868
                                                       --------------

Excess of Other Assets over Total Liabilities                  65,133
                                                        -------------

Net Assets (4,463 Units of Fractional Undivided
     Interest Outstanding, $823.30 per Unit)           $    3,674,372
                                                       ==============



    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Statement of Operations
--------------------------------------------------------------------------------

                                                                       For the Years Ended June 30,
                                                            1998                     1997                    1996
Investment Income
     Interest                                            $  280,693                 $  341,740            $  374,419
                                                         ----------                 ----------            ----------
Expenses
     Trustee's Fees                                           6,693                      6,463                 6,474
     Evaluator's Fee                                          2,370                      2,182                 2,200
     Sponsor's Advisory Fee                                   1,198                      1,291                 1,334
                                                         ----------                 ----------            ----------

         Total Expenses                                      10,261                      9,936                10,008
                                                         ----------                 ----------            ----------

     Net Investment Income                                  270,432                    331,804               364,411
                                                         ----------                 ----------            ----------

Realized and Unrealized Gain (Loss)
     Realized Gain (Loss) on
         Investments                                         (4,210)                    (8,035)                  943

     Unrealized Appreciation
         (Depreciation) on Investments                      (38,345)                   (43,192)             (100,490)
                                                        -----------                -----------           -----------

     Net (Loss) on Investments                              (42,555)                   (51,227)              (99,547)
                                                        -----------                -----------           -----------

     Net Increase
         in Net Assets
         Resulting From Operations                       $  227,877                 $  280,577           $   264,864
                                                         ==========                 ==========           ===========


    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       For the Years Ended June 30,
                                                            1998                     1997                    1996
Operations
Net Investment Income                                    $     270,432           $     331,804         $     364,411
Realized Gain (Loss)
     on Investments                                             (4,210)                 (8,035)                  943
Unrealized Appreciation
     (Depreciation) on Investments                             (38,345)                (43,192)             (100,490)
                                                         -------------           -------------         -------------

          Net Increase in
                Net Assets Resulting
                From Operations                                227,877                 280,577               264,864
                                                         -------------           -------------          ------------

Distributions to Certificateholders
     Investment Income                                         280,740                 334,866               366,256
     Principal                                                 811,522                 254,637                  ----

Redemptions
     Interest                                                    6,015                   2,143                 8,322
     Principal                                                 361,975                 127,960               384,597
                                                         -------------            ------------          ------------

         Total Distributions
             and Redemptions                                 1,460,252                 719,606               759,175
                                                         -------------            ------------          ------------

         Total (Decrease)                                   (1,232,375)               (439,029)             (494,311)

Net Assets
     Beginning of Year                                       4,906,747               5,345,776             5,840,087
                                                         -------------            ------------          ------------

     End of Year (Including
         Undistributed Net Investment
         Income of $65,114, $81,437
         and $86,642, Respectively)                       $  3,674,372            $  4,906,747          $  5,345,776
                                                          ============            ============          ============


    The accompanying notes form an integral part of the financial statements.



Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Financial Highlights
--------------------------------------------------------------------------------

         Selected data for a unit of the Trust outstanding: *

                                                                                   For the years ended June 30,
                                                                             1998             1997             1996

         Net Asset Value, Beginning of Year**                            $ 1,013.37       $ 1,077.13        $ 1,097.35
                                                                         ----------       ----------        ----------

             Interest Income                                                  60.33            69.70             72.81
             Expenses                                                         (2.21)           (2.03)            (1.95)
                                                                         ----------       ----------        ----------
             Net Investment Income                                            58.12            67.67             70.86
                                                                         ----------       ----------        ----------
             Net Gain or Loss on Investments(1)                              (12.15)          (10.75)           (18.24)
                                                                         ----------       ----------        ----------

         Total from Investment Operations                                     45.97            56.92             52.62
                                                                         ----------       ----------        ----------

         Less Distributions
             to Certificateholders
                 Income                                                       60.34            68.30             71.22
                 Principal                                                   174.41            51.94           ----
             for Redemptions
                 Interest                                                      1.29              .44              1.62
                                                                         ----------       ----------        ----------

         Total Distributions                                                 236.04           120.68             72.84
                                                                         ----------       ----------        ----------
         Net Asset Value, End of Year**                                  $   823.30       $ 1,013.37        $ 1,077.13
                                                                         ==========       ==========        ==========


(1) Net gain or loss on investments is a result of changes in outstanding units since July 1, 1997, 1996 and 1995, respectively, and the dates of net gain and loss on investments.


--------
     * Unless otherwise stated, based upon average units outstanding during the year of 4,653 ([4,842 + 4,463]/2) for 1998, 4,903 ([4,963 +
         4,842]/2) for 1997 and of 5,143 ([5,322 + 4,963]/2) for 1996.

    **   Based upon actual units outstanding

    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Notes to Financial Statements
--------------------------------------------------------------------------------



1.       Organization

         Insured Municipal Securities Trust, New York Navigator Insured Series 4, (the "Trust") was organized on September 13, 1990 by Bear, Stearns & Co. Inc. and Gruntal & Co., LLC under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

         Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor. Effective September 2, 1995, United States Trust Company of New York was merged into The Chase Manhattan Bank ("Chase" or the "Trustee"). Accordingly, Chase is the successor trustee of the Trust.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Notes to Financial Statements
--------------------------------------------------------------------------------

3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Trustee has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

         The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended June 30, 1998, 1997 and 1996, 379, 121 and 359 units were redeemed, respectively.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.36 to $1.00 per $1,000 of outstanding investment principal. In addition, a minimum fee of $8.00 is paid to a service bureau for each portfolio valuation. A maximum fee of $.25 per $1,000 of outstanding investment principal is paid to the Sponsor. For the years ended June 30, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $3,906 , $3,526 and $4,596 and other expenses of $2,787, $2,937 and $1,878, respectively. The other expenses include professional, printing and miscellaneous fees.

Insured Municipal Securities Trust,
New York Navigator Insured Series 4
Notes to Financial Statements
--------------------------------------------------------------------------------

5.       Net Assets

         At June 30, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:

           Original cost to Certificateholders            $     6,127,588
           Less Initial Gross Underwriting Commission             300,252
                                                          ---------------
                                                                5,827,336
           Accumulated Cost of Securities Sold,
              Matured or Called                                (2,677,440)
           Net Unrealized Appreciation                            459,343
           Undistributed Net Investment Income                     65,114
           Undistributed Proceeds From Investments                     19
                                                          ---------------
              Total                                       $     3,674,372
                                                          ===============

         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 6,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

                    Prospectus Part A Dated October 28, 1998


                       INSURED MUNICIPAL SECURITIES TRUST
                          NEW JERSEY NAVIGATOR INSURED

                                    SERIES 2

--------------------------------------------------------------------------------


          The Trust is a unit investment trust designated Series 2 ("New Jersey Navigator Trust") with an underlying portfolio of long-term insured tax-exempt bonds and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law and from New Jersey gross income tax. There can be no assurance that the Trust's investment objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Bonds in the Trust to regular federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be a specific preference item for purposes of the federal individual and/or corporate alternative minimum tax. (See "Description of Portfolio" in this Part A for a list of those Bonds which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsors are Reich & Tang Distributors, Inc. and Gruntal & Co., L.L.C. (sometimes referred to as the "Sponsor" or the "Sponsors"). The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.

          This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of June 30, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

          THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term insured bonds (the "Bonds") issued by or on behalf of states, municipalities and public authorities which, because of irrevocable insurance, were rated "AAA" by Standard & Poor's Corporation. All of the Bonds in the Trust were rated "AAA" by Standard & Poor's Corporation at the time originally deposited in the Trust (see "Portfolio"). This rating results from insurance relating only to the Bonds in the Trust and not to Units of the Trust. The insurance does not remove market risk, as it does not guarantee the market value of the Units. For a discussion of the significance of such ratings, see "Description of Bond

82499.1

Ratings" in Part B of this Prospectus. Some of the aggregate principal amount of the Bonds in the Trust may be "Zero Coupon Bonds," which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of current interest (for the amount of Zero Coupon Bonds in the Trust, and the cost of such Bonds to the Trust, see "Description of Portfolio" in this Part A). The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds or the insurer thereof to meet their obligations.

          Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuation than coupon bonds in response to such changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years. (See "Portfolio" in Part B of this Prospectus.)


          Each Unit in the Trust represents a 1/5262nd undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsors in the secondary market.


          INSURANCE. Each of the Bonds in the New Jersey Navigator Trust is insured by a municipal bond guaranty insurance policy obtained by the Sponsors (the "Navigator Sponsor-Insured Bonds") from MBIA Insurance Corporation ("MBIA Corp.") covering regularly scheduled payments of principal thereof and interest thereon when such amounts become due for payment but shall not have been paid. For discussion of the effect of an occurrence of non-payment of principal or interest on any Bonds in the New Jersey Navigator Trust see "Portfolio Supervision" in Part B of this Prospectus. The premiums for the Navigator Sponsor-Insured Bonds are obligations of the Sponsors. Additionally, some of the Bonds in the New Jersey Navigator Trust may be Pre- Insured Bonds (as described below). The premium for the Pre-Insured Bonds is an obligation of the issuers, underwriters or prior owners of those Bonds. The insurance policy or policies relating to the Navigator Sponsor-Insured Bonds provides that, to the extent that Bonds are both Pre-Insured Bonds and Navigator Sponsor-Insured Bonds, coverage is effective after a claim has been made upon the insurer of the Pre-Insured Bonds.

          Some of the Bonds in the New Jersey Navigator Trust may additionally be insured by a municipal bond guaranty insurance policy obtained by issuers, underwriters or prior owners of the Bonds ("Pre-Insured Bonds") and issued by one of the insurance companies described under "Insurance on the Bonds" in Part B of this Prospectus (the "Insurance Companies"). Such insurance covers the scheduled payment of principal thereof and interest thereon when such amounts shall become due for payment but shall not have been paid by the issuer or any other insurer thereof.

          None of the insurance will cover accelerated payments of principal or penalty interest or premiums unrelated to taxability of interest on the Bonds. The insurance relates only to the prompt payment of principal of and interest on the securities in the portfolios, and does not remove market risks nor does it guarantee the market value of Units in the Trusts. The terms of the insurance are more fully described under "Insurance on the Bonds" in Part

82499.1

B of this Prospectus. No representation is made herein as to any Bond insurer's ability to meet its obligations under a policy of insurance relating to any of the Pre-Insured Bonds. In addition, investors should be aware that subsequent to the Date of Deposit the rating of the claims-paying ability of the insurer of an underlying Pre-Insured Bond may be downgraded.


          All of the Bonds in the New Jersey Navigator Trust are covered by insurance obtained by the Sponsors from MBIA Corp. and 100% of the Bonds in the New Jersey Navigator Trust are Pre-Insured Bonds. The approximate percentage of the aggregate principal amount of the Trust that is insured by each Insurance Company with respect to Pre-Insured Bonds is as follows: AMBAC Indemnity Corp. ("AMBAC"), 15.4%; Bond Investors Guaranty ("BIG"), 37.0%; Financial Guaranty Insurance Company ("Financial Guaranty"), 20.5%; Municipal Bond Insurance Association ("MBIA"), 14.3%; and MBIA Corp., 12.8%.

          PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate offering price of the Bonds in such Trust divided by the number of Units outstanding, plus a sales charge of 2.86% of the Public Offering Price, or 2.94% of the net amount invested in Bonds per Unit. The sales charge for secondary market purchases is based upon the number of years remaining to maturity of each bond in the Trust's portfolio. (See "Public Offering" in Part B of this Prospectus.) In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $812.99 plus accrued interest of $8.22 under the monthly distribution plan, $12.34 under the semi-annual distribution plan and $37.07 under the annual distribution plan, for a total of $821.21, $825.33 and $850.06, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See "Public Offering--Offering Price" in Part B of this Prospectus.)


          ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering--Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

82499.1

          Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

          The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

          A schedule of cash flow projections is available from the Sponsors upon request.

          DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan chosen by the Certificateholder. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the elections of the prior owner. The first interest distributions will be made on the First Payment Date to all Certificateholders of record on the First Record Date and thereafter distributions will be made in accordance with the distribution plan chosen by the Certificateholder. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, the amount of the first interest distributions and the specific dates representing the First Payment Date and the First Record Date see "Summary of Essential Information.")


          MARKET FOR UNITS. The Sponsors, although not obligated to do so, intend to maintain a secondary market for the Units of each Trust after the initial public offering has been completed. The secondary market repurchase price will be based on the aggregate bid price of the Bonds in the Trust portfolio; and the reoffer price will be based on the aggregate bid price of the Bonds plus a sales charge of 2.86% of the Public Offering Price (2.94% of the net amount invested), plus net accrued interest. If a market is not maintained a Certificateholder will be able to redeem his or her Units with the Trustee at a price based on the aggregate bid price of the Bonds. (See "Sponsor Repurchase" in Part B of this Prospectus.)

82499.1

                       INSURED MUNICIPAL SECURITIES TRUST
                          NEW JERSEY NAVIGATOR INSURED
                                    SERIES 2


              SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1998



Date of Deposit*:  October 25, 1990                    Weighted Average Life to
Principal Amount of Bonds .           $3,905,000          Maturity: 8.4 Years.
Number of Units ...........           5,262            Minimum Value of Trust:
Fractional Undivided Inter-                               Trust may be terminated if
  est in Trust per Unit ...           1/5262              value of Trust is less than
Principal Amount of                                       $2,400,000 in principal amount
  Bonds per Unit ..........           $742.11             of Bonds.
Secondary Market Public                                Mandatory Termination Date:
  Offering Price**                                        The earlier of December 31,
  Aggregate Bid Price                                     2039 or the disposition of the
    of Bonds in Trust .....           $4,155,494+++       last Bond in the Trust.
  Divided by 5,262 Units ..           $789.72          Trustee***:  The Chase Manhattan
  Plus Sales Charge of                                    Bank.
    2.86% of Public                                    Trustee's Annual Fee:  Monthly
    Offering Price..........          $23.27              plan $.98 per $1,000; semi-
  Public Offering Price                                   annual plan $.52 per $1,000;
    per Unit ..............           $812.99+            and annual plan is $.34 per
Redemption and Sponsors'                                  $1,000.
  Repurchase Price                                     Evaluator:  Kenny S&P Evaluation
  per Unit ................           $789.72+            Services.
                                             +++       Evaluator's Fee for Each
                                             ++++         Evaluation:  Minimum of $8
Excess of Secondary Market                                plus $.25 per each issue of
  Public Offering Price                                   Bonds in excess of 50 issues
  over Redemption and                                     (treating separate maturities
  Sponsors' Repurchase                                    as separate issues).
  Price per Unit ..........           $23.27++++       Sponsors:  Reich & Tang
Difference between Public                                 Distributors, Inc. and Gruntal
  Offering Price per Unit                                 & Co., L.L.C.
  and Principal Amount per                             Sponsors' Annual Fee:  Maximum
  Unit Premium/(Discount) .           $70.88              of $.25 per $1,000 principal
Evaluation Time:  4:00 p.m.                               amount of Bonds (see "Trust
  New York Time.                                          Expenses and Charges" in
Minimum Principal Distribution:                           Part B of this Prospectus).
   $1.00 per Unit.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                                             Monthly          Semi-Annual            Annual
                                                             Option             Option               Option

Gross annual interest income# .........                        $50.51           $50.51               $50.51
Less estimated annual fees and
  expenses ............................                          1.65             1.22                 1.05
Estimated net annual interest                                  ------           ------               ------
  income (cash)# ......................                        $48.86           $49.29               $49.46
Estimated interest distribution# ......                          4.07            24.65                49.46
Estimated daily interest accrual# .....                         .1357            .1369                .1374
Estimated current return#++ ...........                         6.01%            6.06%                6.08%
Estimated long term return++ ..........                         4.34%            4.39%                4.42%
Record dates ..........................                      1st of           Dec. 1 and             Dec. 1
                                                             each month       June 1
Interest distribution dates ...........                      15th of          Dec. 15 and            Dec. 15
                                                             each month       June 15


82499.1

                  Footnotes to Summary of Essential Information

   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


  ** Certain amounts distributable as of June 30, 1998 may be reported in the Summary of Essential Information as if they had been distributed as of year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
        1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to the expected date of settlement (approximately three business days after purchase) of $8.22 monthly, $12.34 semi-annually and $37.07 annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash from the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:

                                                                                            Distribu-
                                                                                            tions of
                                                   Distributions of Interest                Principal
                                                   During the Period (per Unit)              During
                                    Net Asset*                      Semi-                     the
                    Units Out-        Value        Monthly          Annual      Annual       Period
Period Ended         standing        Per Unit      Option           Option      Option      (Per Unit)
------------        ----------      ----------     -------          ------      ------      ----------

June 30, 1996        5,429           $872.96        $57.67         $58.24      $58.36            -0-
June 30, 1997        5,287            802.27         51.92          52.43       54.95          $78.42
June 30, 1998        5,262            801.16         48.90          49.37       49.85            2.15


--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

82499.1

                         INFORMATION REGARDING THE TRUST
                               AS OF JUNE 30, 1998


DESCRIPTION OF PORTFOLIO*

          The portfolio of the Trust consists of 8 issues representing obligations of 8 issuers located in the state of New Jersey. The Sponsors have not participated as a sole underwriter or manager, co-manager or members of underwriting syndicates from which any of the initial aggregate principal amount of the Bonds were acquired. None of the Bonds are obligations of state and local housing authorities; approximately 12.8% are hospital revenue bonds; none were issued in connection with the financing of nuclear generating facilities; and none are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Eight issues representing $3,905,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Convention Center 1, Correctional Facility 1, Hospital 1, Lease Rental 1, School District 1, Sewer 1, Solid Waste 1 and Waste 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

          As of June 30, 1998, $1,300,000 (approximately 33.3% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $200,000 (approximately 5.1% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. None of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 66.7% were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.


          None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.





--------
* Changes in the Trust Portfolio: From July 1, 1998 to September 15, 1998, 15 Units were redeemed from the Trust.

82499.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Insured Municipal Securities Trust, New Jersey Navigator Insured Series 2


In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Insured Municipal Securities Trust, New Jersey Navigator Insured Series 2 (the "Trust") at June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Boston, MA
September 22, 1998

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Portfolio
June 30, 1998
--------------------------------------------------------------------------------

                                                                                                     Redemption
                 Aggregate                                           Coupon Rate/ Date(s)          Feature (2)(4)
  Portfolio      Principal        Name of Issuer and     Ratings        of Maturity(2)            S.F.-Sinking Fund     Market
     No.           Amount           Title of Bonds          (1)                                    Ref.-Refunding      Value(3)
      1              $500,000  N.J. Hlth. Care Facs.        AAA     6.500%                   7/01/10 @ 100 S.F.            $521,170
                               Finc. Auth. Rev. Bonds               7/01/2015                7/01/99 @ 102 Ref.
                               Bayshore Cmmnty. Hosp.
                               Issue Series 1989A
                               (MBIA Corp.)

      2               600,000  Atlantic Cnty. N.J.          AAA     7.400                    3/01/07 @ 100 S.F.             737,826
                               Imprvmt. Auth. Pub.                  3/01/2012                None
                               Facs. Lease Rental Rev.
                               Rfndg. Bonds (Atlantic
                               Cnty. Prjts.) Series
                               1986A (MBIA Corp.)

      3               600,000  Atlantic Cnty. N.J.          AAA     7.400                    12/01/09 @ 100 S.F.            757,914
                               Imprvmt Auth. Convntn.               7/01/2016                12/01/98 @ 102 Ref.
                               Cntr. Rev. Bonds Series
                               1985 (MBIA Corp.)

      4               560,000  Hudson Cnty. N.J.            AAA     7.600                    12/01/09 @ 100 S.F.            580,378
                               Certs. of Part.                      12/01/2021               12/01/98 @ 102 Ref.
                               (Correc. Fac.) Rev.
                               Bonds Series 1988 (MBIA
                               Corp.)

      5               600,000  Mercer Cnty. N.J.            AAA     6.000                    12/15/10 @ 100 S.F.            619,398
                               Imprvmnt. Auth. Rev.                 12/15/2015               12/15/99 @ 100 Ref.
                               Bonds (Rgnl. Sludge
                               Prft.) Series 1990
                               (MBIA Corp.)

      6               345,000  Pleasantville N.J.           AAA     7.700                    10/01/07 @ 100 S.F.            355,395
                               Schl. Dstrct. Certs. of              10/01/2013               10/01/98 @ 102 Ref.
                               Part. Rev. Bonds (MBIA
                               Corp.)

      7               500,000  Sussex Cnty. N.J. Muni.      AAA     7.875                    12/01/07 @ 100 S.F.            518,765
                               Utils. Auth. Solid                   12/01/2013               12/01/98 @ 102 Ref.
                               Waste Rev. Bonds Series
                               A (MBIA Corp.)



   See accompanying footnotes to portfolio and notes to financial statements.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Portfolio
June 30, 1998
--------------------------------------------------------------------------------

                                                                                                     Redemption
                 Aggregate                                           Coupon Rate/ Date(s)          Feature (2)(4)
  Portfolio      Principal        Name of Issuer and     Ratings        of Maturity(2)            S.F.-Sinking Fund     Market
     No.           Amount           Title of Bonds          (1)                                    Ref.-Refunding      Value(3)
      8              $200,000  Camden Cnty. N.J. Muni.      AAA     0.000%                   No Sinking Fund                $64,604
                               Utils. Auth. Cnty.                   9/01/2019                None
                               Agreement Swr. Rev.
                               Cap. Apprec. Bonds
                               Series 1990A (MBIA
                               Corp.)
               ---------------                                                                                         -------------
                   $3,905,000  Total Investments (Cost (3) $3,684,453)                                                   $4,155,450
               ===============                                                                                         =============

   See accompanying footnotes to portfolio and notes to financial statements.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Footnotes to Portfolio
--------------------------------------------------------------------------------


(1)      All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc.  A brief description of the ratings symbols and their meanings is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

(2)      See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features.  See
         "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a
         Certificateholder upon the sale, redemption or maturity of a bond.

(3)      At June 30, 1998, the net unrealized appreciation of all bonds was comprised of the following:


                       Gross unrealized appreciation                                     $      477,780

                       Gross unrealized depreciation                                             (6,783)
                                                                                        ----------------

                       Net unrealized appreciation                                       $      470,997
                                                                                        ================


(4)      The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Statement of Net Assets
June 30, 1998
--------------------------------------------------------------------------------




Investments in Securities,
     at Market Value (Cost $3,684,453)            $    4,155,450
                                                  --------------

Other Assets
     Accrued Interest                                     67,581
                                                   -------------
         Total Other Assets                               67,581
                                                   -------------

Liabilities
     Advance from Trustee                                  7,322
                                                    ------------
         Total Liabilities                                 7,322
                                                    ------------

Excess of Other Assets over Total Liabilities             60,259
                                                    ------------
Net Assets (5,262 Units of Fractional Undivided
     Interest Outstanding, $801.16 per Unit)      $    4,215,709
                                                  ==============



    The accompanying notes form an integral part of the Financial statements.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Statement of Operations
--------------------------------------------------------------------------------

                                                                       For the Years Ended June 30,
                                                            1998                     1997                    1996
Investment Income
     Interest                                            $  269,663                 $  289,138           $   319,191
                                                         ----------                 ----------           -----------

Expenses
     Trustee's Fees                                           6,860                      6,355                 6,002
     Evaluator's Fee                                          2,369                      2,182                 2,200
     Sponsor's Advisory Fee                                   1,015                      1,165                 1,165
                                                         ----------                 ----------           -----------

         Total Expenses                                      10,244                      9,702                 9,367
                                                         ----------                 ----------            ----------

     Net Investment Income                                  259,419                    279,436               309,824
                                                         ----------                 ----------            ----------

Realized and Unrealized Gain (Loss)
     Realized Gain on
         Investments                                            153                     26,019                12,736

     Unrealized Appreciation
         (Depreciation) on Investments                        4,346                     18,756              (108,424)
                                                              -----                     ------              --------

     Net Gain (Loss) on Investments                           4,499                     44,775               (95,688)
                                                              -----                     ------               -------

     Net Increase
         in Net Assets
         Resulting From Operations                      $   263,918                 $  324,211           $   214,136
                                                        ===========                 ==========           ===========



    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       For the Years Ended June 30,
                                                            1998                     1997                    1996
Operations
Net Investment Income                                    $     259,419           $     279,436         $     309,824
Realized Gain
     on Investments                                                153                  26,019                12,736
Unrealized Appreciation
     (Depreciation) on Investments                               4,346                  18,756              (108,424)
                                                         -------------           -------------         -------------

          Net Increase in
                Net Assets Resulting
                From Operations                                263,918                 324,211               214,136
                                                          ------------            ------------          ------------

Distributions to Certificateholders
     Investment Income                                         258,061                 280,065               323,157
     Principal                                                  11,313                 425,302                  ----

Redemptions
     Interest                                                      672                   4,158                 6,073
     Principal                                                  19,784                 112,389               207,949
                                                          ------------            ------------          ------------

         Total Distributions
             and Redemptions                                   289,830                 821,914               537,179
                                                          ------------            ------------          ------------

         Total (Decrease)                                      (25,912)               (497,703)             (323,043)

Net Assets
     Beginning of Year                                       4,241,621               4,739,324             5,062,367
                                                          ------------            ------------          ------------

     End of Year (Including
         Undistributed Net Investment
         Income of $79,087, $78,401
         and $83,188, Respectively)                       $  4,215,709            $  4,241,621          $  4,739,324
                                                          ============            ============          ============


    The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Financial Highlights
--------------------------------------------------------------------------------

         Selected data for a unit of the Trust outstanding: *

                                                                                  For the years ended June 30,
                                                                             1998            1997             1996

         Net Asset Value, Beginning of Year**                              $ 802.27         $ 872.96          $ 893.15
                                                                           --------         --------          --------

             Interest Income                                                  51.12            53.96             57.53
             Expenses                                                         (1.94)           (1.81)            (1.69)
                                                                           --------         --------           -------
             Net Investment Income                                            49.18            52.15             55.84
                                                                           --------         --------           -------
             Net Gain or Loss on Investments(1)                                 .90            (9.59)           (16.70)
                                                                           --------         --------           -------

         Total from Investment Operations                                     50.08            61.74             39.14
                                                                           --------         --------           -------

         Less Distributions
             to Certificateholders
                 Income                                                       48.92            52.27             58.24
                 Principal                                                     2.14            79.38           ----
             for Redemptions
                 Interest                                                       .13              .78              1.09
                                                                            -------           ------            ------

         Total Distributions                                                  51.19           132.43             59.33
                                                                            -------           ------          --------

         Net Asset Value, End of Year**                                    $ 801.16         $ 802.27          $ 872.96
                                                                           ========         ========          ========


(1) Net gain or loss on investments is a result of changes in outstanding units since July 1, 1997, 1996 and 1995, respectively, and the dates of net gain and loss on investments.

---------------------

* Unles otherwise stated, based upon average units outstanding during the year of 5,275 ([5,287 + 5,262]/2) for 1998, 5,358 (5,429 + 5,287]/2) for
     1997 and of 5,549 ([5,668 +5,429]/2) for 1996.

**   Based upon actual units outstanding

   The accompanying notes form an integral part of the financial statements.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Notes to Financial Statements
--------------------------------------------------------------------------------


1.       Organization

         Insured Municipal Securities Trust, New Jersey Navigator Insured Series 2, (the "Trust") was organized on October 25, 1990 by Bear, Stearns & Co. Inc. and Gruntal & Co., LLC under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

         Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor. Effective September 2, 1995, United States Trust Company of New York was merged into The Chase Manhattan Bank ("Chase" or the "Trustee"). Accordingly, Chase is the successor trustee of the Trust.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

         Interest Income
         Interest income is recorded on the accrual basis. The discount on the zero-coupon bonds is accreted by the interest method over the respective lives of the bonds. The accretion of such discount is included in interest income; however, it is not distributed until realized in cash upon maturity or sale of the respective bonds.

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost (including accumulated accretion of original issue discount on zero-coupon bonds) and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Notes to Financial Statements
--------------------------------------------------------------------------------


3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Trustee has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

         The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended June 30, 1998, 1997 and 1996, 25, 142 and 239 units were redeemed, respectively.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.34 to $.98 per $1,000 of outstanding investment principal. In addition, a minimum fee of $8.00 is paid to a service bureau for each portfolio valuation. A maximum fee of $.25 per $1,000 of outstanding investment principal is paid to the Sponsor. For the years ended June 30, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $3,508, $2,884 and $3,869 and other expenses of $3,352, $3,471 and $2,133, respectively. The other expenses include professional, printing and miscellaneous fees.

Insured Municipal Securities Trust,
New Jersey Navigator Insured Series 2
Notes to Financial Statements
--------------------------------------------------------------------------------


5.       Net Assets

         At June 30, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:


    Original cost to Certificateholders                   $     6,055,356
    Less Initial Gross Underwriting Commission                    296,715
                                                         ----------------
                                                                5,758,641
    Accumulated Cost of Securities Sold,
        Matured or Called                                      (2,093,060)
    Net Unrealized Appreciation                                   470,997
    Undistributed Net Investment Income                            79,087
    Undistributed Proceeds from Investments                            44
                                                         ----------------

                        Total                             $     4,215,709
                                                          ===============



         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 6,000 units of fractional undivided interest of the Trust as of the date of deposit.

         Undistributed net investment income includes accumulated accretion of original issue discount of $18,872.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

             Note: Part B of This Prospectus May Not Be Distributed
                          Unless Accompanied by Part A.

                        Please Read and Retain Both Parts
                    of This Prospectus For Future Reference.


                       INSURED MUNICIPAL SECURITIES TRUST

                                Prospectus Part B


                             Dated: October 28, 1998



                                    THE TRUST
                                    ---------


                  Organization. "Insured Municipal Securities Trust" (the "Trust") consists of the "unit investment trust" designated as set forth in Part A.* The Trust was created under the laws of the State of New York pursuant to the Trust Indenture and Agreement** (collectively, the "Trust Agreement"), dated the Date of Deposit, among Reich & Tang Distributors, Inc. or, depending on the particular Trust, among Reich & Tang Distributors, Inc. and Gruntal & Co., L.L.C., as Co-Sponsors (the Sponsor or Co-Sponsors, if applicable, are referred to herein as the "Sponsor"), Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, as Evaluator and The Chase Manhattan Bank, as Trustee. The name of the Sponsor for a particular Trust is contained in the "Summary of Additional Information" in Part A.


                  On the Date of Deposit, the Sponsor deposited with the Trustee long-term insured bonds, and/or delivery statements relating to contracts for the purchase of certain such bonds (the "Bonds") and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Bonds so deposited, delivered to the Sponsor the Certificates evidencing the ownership of all Units of the Trust. The Trust consists of the Bonds described under "The Trust" in Part A, the interest (including, where applicable, earned original issue discount) on which, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, is exempt from regular federal income tax under existing law.

                  Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the principal and interest of the



---------------------------
* This Part B relates to the outstanding series of Insured Municipal Securities Trust, Insured Municipal Securities Discount Trust, Insured Municipal Securities New York Navigator Insured Trust, Insured Municipal Securities New Jersey Navigator Insured Trust and/or Insured Municipal Securities Pennsylvania Trust as reflected in Part A attached hereto.

** References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Indenture and Agreement which is incorpo rated herein.


112677.8

Trust in the ratio of one Unit to the principal amount of Bonds in the Trust on such date as specified in Part A of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest or pro rata share in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor or the Under writers, or until the termination of the Trust Agreement.


                  Objectives. The Trust, one of a series of similar but separate unit investment trusts formed by the Sponsor, offers investors the opportunity to participate in a portfolio of long-term insured tax-exempt bonds with a greater diversification than they might be able to acquire themselves. The objectives of the Trust are to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel given at the time of original delivery of the Bonds, is exempt from regular Federal income tax under existing law and exempt from state and local income tax to the extent indicated herein when received by persons subject to state and local taxation in a state in which the issuers of the Bonds are located. Such interest income may, however, be subject to the corporate alternative minimum taxes and to state and local taxes. (See "Description of Portfolio" in Part A for a list of those Bonds which pay interest income subject to federal individual alternative minimum tax. See also "Tax Status".) Consistent with such objectives, the Sponsor has obtained bond insurance guaranteeing the scheduled payment of principal and interest on certain of the Bonds and have purchased, as to the remainder of each Trust Portfolio, Bonds which are already covered by insurance. (See "Insurance on the Bonds".) An investor will realize taxable income upon maturity or early redemption of the market discount bonds in a Trust portfolio and will realize, where applicable, tax-exempt income to the extent of the earned portion of interest, including original issue discount earned on the Bonds in a Trust portfolio. Investors should be aware that there is no assurance the Trust's objectives will be achieved as these objectives are dependent on the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, on the abilities of the Insurance Companies to meet their obligations under the policies of insurance issued on the Bonds, on the continuing satisfaction of the conditions required for the exemption of interest thereon from regular federal income tax and on the market value of the Bonds, which can be affected by fluctuations in interest rates and other factors.


                  Since disposition of Units prior to final liquidation of each Trust may result in an investor receiving less than the amount paid for such Units (see "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price"), the purchase of a Unit should be looked upon as a long-term investment. Neither the Trust nor the Total Reinvestment Plan are designed to be complete investment programs.

                  Portfolio. All of the Bonds in the Trust were rated "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("Standard & Poor's") at the time originally deposited in the Trust. (See "Insurance on the Bonds.") The "AAA" rating was assigned to the Bonds by Standard & Poor's because each Bond was insured by a municipal bond guaranty insurance policy issued by a company whose claims-paying ability was rated "AAA" by Standard & Poor's at that time. In the event of a downgrading of the claims-paying ability of one of the insurers, as of the Evaluation Date, the Bonds in the Trust which are insured by that company would no longer be rated

112677.8
                                       -2-

"AAA" by Standard & Poor's. The Units of Trusts containing the downgraded bonds are no longer rated "AAA."

                  For information regarding (i) the number of issues in the Trust, (ii) the range of fixed maturities of the Bonds, (iii) the number of issues payable from the income of a specific project or authority and (iv) the number of issues constituting general obligations of a government entity, see "Information Regarding the Trust" and "Portfolio" in Part A of this Prospectus.


                  When selecting Bonds for a Trust, the following factors, among others, were considered by the Sponsor: (i) the quality of the Bonds and whether such Bonds, whether Sponsor-Insured or Pre-Insured, were rated "AAA" by Standard & Poor's, (ii) the yield and price of the Bonds relative to other tax-exempt securities of comparable quality and maturity, (iii) income to the Certificateholders of the Trust, (iv) whether a bond was insured, or insurance was available for the Bonds at a reasonable cost, (v) in connection with Bonds for which bond insurance was obtained by the Sponsor, the quality of the Bonds and whether they were rated, without regard to such bond insurance, "A" or better by either Standard & Poor's or Moody's Investors Service, Inc. ("Moody's"), and (vi) the diversification of the Trust portfolio, as to purpose of issue and location of issuer, taking into account the availability in the market of issues which meet the Trust's quality, rating, yield and price criteria. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below that specified above. Neither event requires an elimination of such Bond from a Trust but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond. (See "Portfolio Supervision".) For an interpretation of the bond ratings see "Description of Bond Ratings".

                  Housing Bonds. Some of the aggregate principal amount of the Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to rental housing projects for low to moderate income families. Since such obligations are usually not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates,and increasing construction and operating costs may reduce revenues available to pay existing obligations. See "Description of Portfolio" in Part A for the amount of rental housing bonds contained therein.


                  Hospital Revenue Bonds. Some of the aggregate principal amount of the Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from third-party payors and government programs such as Medicare and Medicaid. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program

112677.8
                                       -3-
payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

                  The health care delivery system is undergoing considerable alteration and consolidation. Consistent with that trend, the ownership or management of a hospital or health care facility may change, which could result in (i) an early redemption of bonds, (ii) alteration of the facilities financed by the Bonds or which secure the Bonds, (iii) a change in the tax exempt status of the Bonds or (iv) an inability to produce revenues sufficient to make timely payment of debt service on the Bonds. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds. See "Description of Portfolio" in Part A for the amount of hospital revenue bonds contained therein.

                  Nuclear Power Facility Bonds. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs. The Sponsor is unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects. See "Description of Portfolio" in Part A for the amount of bonds issued to finance nuclear generating facilities contained therein.

                  Mortgage Subsidy Bonds. Certain Bonds may be "mortgage subsidy bonds" which are obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences. Section 103A of the Internal Revenue Code of 1954, as amended, provided as a general rule that interest on "mortgage subsidy bonds" will not

112677.8
                                       -4-
be exempt from Federal income tax. An exception is provided for certain "qualified mortgage bonds." Qualified mortgage bonds are bonds that are used to finance owner-occupied residences and that meet numerous statutory requirements. These requirements include certain residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions and (for bonds issued after December 31, 1984) certain information reporting, certification, public hearing and policy statement requirements. In the opinions of bond counsel to the issuing governmental authorities, interest on all the Bonds in a Trust that might be deemed "mortgage subsidy bonds" will be exempt from Federal income tax when issued. See "Description of Portfolio" in Part A for the amount of mortgage subsidy Bonds contained therein.


                  Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds." Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law) "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to Federal income tax. If any portion of the Bond proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Discount and Zero Coupon Bonds"). See "Description of Portfolio" in Part A for the amount of mortgage revenue bonds contained therein.

                  Private Activity Bonds. The portfolio of the Trust may contain other Bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types:
(i) Bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (ii) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.


                  The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

                  The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the


112677.8
                                       -5-
revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases, a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. See "Description of Portfolio" in Part A for the amount of private activity bonds contained therein.


                  Litigation. Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting changes in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in a Trust.

                  To the Sponsor's knowledge, there was no litigation pending as of the initial Date of Deposit with respect to any Bonds which might reasonably be expected to have a material adverse effect on a Trust. Subsequent to the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under recently-enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it might have a material adverse effect on a Trust.

                  Other Factors. The Bonds in the Trust, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the Bonds in the Trusts are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

                  The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

                  In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsor is unable to predict to what extent financially troubled municipalities may seek

112677.8
                                       -6-
court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the Trusts.

                  The Trust may also include "moral obligation" bonds. Under statutes applicable to such bonds, if any issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. See "Description of Portfolio" in Part A of this Prospectus for the amount of moral obligation bonds contained therein.

                  Certain of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. A listing of the sinking fund and call provisions, if any, with respect to each of the Bonds is contained under "Portfolio". Certificateholders will realize a gain or loss on the early redemption of such Bonds, depending upon whether the price of such Bonds is at a discount from or at a premium over par at the time Certificateholders purchase their Units.

                  Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds. Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances, no assurance can be given that a Trust will retain its present size and composition for any length of time. The proceeds from the sale of a Bond or the exercise of any redemption or call provision will be distributed to Certificateholders on the next distribution date, except to the extent such proceeds are applied to meet redemptions of Units. (See "Trustee Redemption".)


                  Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the United States mainland. During fiscal 1997, approximately 88% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 62% of Puerto Rico's imports. In fiscal 1997, Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing. Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices). Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal income per capita was $8,509 ($7,957 in 1992 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social


112677.8
                                       -7-
programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1997 were $7.3 billion, of which $5.2 billion, or 71.6%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare and U.S. Civil Service retirement pensions. Average employment increased from 999,000 in fiscal 1993, to 1,128,300 in fiscal 1997. Average unemployment decreased from 16.8% in fiscal 1993, to 13.1% in fiscal 1997. According to the Labor Department's Household Employment Survey, during the first eight months of fiscal 1998, total employment increased 0.4% over the same period in fiscal 1997. Total monthly employment averaged 1,129,000 during the first eight months of fiscal 1998, compared to 1,124,500 in the same period of fiscal 1997. The Puerto Rico Planning Board's gross product forecast for fiscal 1998 projected an increase of 3.0% over fiscal 1997.


                  Discount And Zero Coupon Bonds. Some of the Bonds in a Trust may be original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the Bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. (See "Tax Status".) The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Of these original issue discount bonds, some of the aggregate principal amount of the Bonds in the Trust may be Zero Coupon Bonds. (See "Description of Portfolio" in Part A.) Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accredit value based on par value at maturity. Because the issuer is not obligated to make current interest payments, Zero Coupon Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate, although certain zero coupon housing bonds may be subject to mandatory call provisions.


                  Some of the Bonds in the Trust may have been purchased at a "market" discount from par value at maturity. This is because the coupon interest rates on the discount bonds at the time they were purchased and deposited in each Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance, the discount Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds will be lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Discount Bonds with a large term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a


112677.8
                                       -8-
shorter term to maturity. If interest rates rise, the value of discount bonds will decrease; and if interest rates decline, the value of discount bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer.


                  Year 2000 Issue. The Trust, like other businesses and entities, could be adversely affected if the computer systems used by the Sponsor and Trustee or other service providers to the Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts' other service providers. However, there can be no assurance that the Year 2000 Problem will be properly or timely resolved as to avoid any adverse impact to the Trust.

                  Insurance On The Bonds. Each of the Bonds in the Trust is insured by a municipal bond guaranty insurance policy obtained by either the Sponsor with respect to Bonds which were not insured prior to their deposit in the Trust ("Sponsor-Insured Bonds") or the issuer, underwriter or prior owner of the Bonds ("Pre-Insured Bonds"), and issued by one of the insurance companies described under "Insurance on the Bonds" in Part B (the "Insurance Companies"). The insurance policies are non-cancellable and will continue in force so long as the Bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee the market value of the Bonds or the value of the Units. No representation is made herein as to any Bond insurer's ability to meet its obligations under a policy of insurance relating to any of the Bonds. An insurance company that is required to pay interest and/or principal in respect of any Bond will succeed and be subrogated to the Trustee's right to collect such interest and/or principal from the issuer and to other related rights of the Trustee with respect to any such Bond.


                  Such insurance covers the scheduled payment of principal thereof and interest thereon when such amounts shall become due for payment but shall not have been paid by the issuer or any other insurer thereof. The insurance, unless obtained by MBIA Insurance Corporation ("MBIA Corp."), will also cover any accelerated payments of principal and any increase in interest payments or premiums, if any, payable upon mandatory redemption of the Bonds if interest on any Bonds is ultimately deemed to be subject to regular federal income tax. Insurance obtained from MBIA Corp. only guarantees the full and complete payments required to be made by or on behalf of an issuer of small industrial revenue bonds and pollution control revenue bonds if there occurs an event which results in the loss of tax-exempt status of the interest on such Bonds, including principal, interest or premiums payments, if any, as and when required. To the extent, therefore, that Bonds are only covered by insurance obtained from MBIA Corp., such Bonds will not be covered for the full and complete payments required to be made by or on behalf of an issuer of other than small industrial revenue bonds or pollution control revenue bonds if there occurs an event which results in the loss of tax-exempt status of the interest on such Bonds. None of the insurance will cover accelerated payments of principal or penalty interest or premiums unrelated to taxability of interest on the Bonds. The insurance relates only to the prompt payment of principal of and interest on the securities in the portfolios, and does not remove market risks nor does it guarantee the market value of Units in the Trusts. The terms of the insurance are more fully described herein. No representation is made herein as to any Bond insurer's ability to meet its

112677.8
                                       -9-
obligations under a policy of insurance relating to any of the Pre-Insured Bonds. In addition, investors should be aware that subsequent to the Date of Deposit the rating of the claims-paying ability of the insurer of an underlying Pre-Insured Bond may be down-graded.

                  Navigator Insured Trusts

                  Sponsor-Insured Bonds. Each of the Bonds in the Navigator Trusts is insured by a financial guaranty insurance policy obtained by the Sponsor (the "Navigator Sponsor-Insured Bonds") from MBIA Corp. covering regularly scheduled payments of principal thereof and interest thereon when such amounts become due for payment but have not been paid. Such amounts shall be reduced by any amounts received by the holders or the owners of the Bonds from any trustee for the Bond issuers, any other Bond insurers or any other source other than MBIA Corp. MBIA Corp. has issued such policy or policies covering each of the Bonds in the Navigator Trusts and each such policy will remain in force until the payment in full of such Bonds, whether or not such Bonds continue to be held in the Navigator Trusts. The insurer's policies relating to small industrial development bonds and pollution control revenue bonds also guarantee any accelerated payments required to be made by or on behalf of an issuer of Bonds pursuant to the terms of the Bonds if there occurs an event which results in the loss of the tax-exempt status of the interest on such Bonds, including principal, interest or premium payments, if any, as and when required. Such insurance does not cover for any accelerated payments required to be made by or on behalf of an issuer of other than small industrial revenue bonds or pollution control revenue bonds if there occurs an event which results in the loss of the tax exempt status of the interest on such Bonds nor will the insurance cover accelerated payments of principal or penalty interest or premiums unrelated to taxability of interest on any of the Bonds, including pollution control revenue bonds or small industrial development bonds. In the event of such an acceleration, the payments guaranteed by MBIA Corp. shall be made in such amounts and at such times as such payments would have been made absent any such acceleration. The insurance relates only to the prompt payment of principal of and interest on the securities in the Navigator Portfolios and does not remove market risk nor does it guarantee the market value of Units in the Navigator Trusts. The terms of the insurance are more fully described herein. For discussion of the effect of an occurrence of non-payment of principal or interest on any Bonds in the Navigator Trusts see "Portfolio Supervision" in Part B. No representation is made herein as to any bond insurer's ability to meet its obligations under a policy of insurance relating to any of the Bonds in the Navigator Trusts. In addition, investors should be aware that subsequent to the Date of Deposit the rating of the claims-paying ability of MBIA Corp. may be downgraded, which may result in a downgrading of the rating of the Units in the Navigator Trusts. The premiums for the Navigator Sponsor-Insured Bonds are obligations of the Sponsor. Additionally, some of the Bonds in the Navigator Trusts may be Pre-Insured Bonds (as described below). The premium for the Pre-Insured Bonds is an obligation of the issuers, underwriters or prior owners of those Bonds. The insurance policy or policies relating to the Navigator Sponsor-Insured Bonds provides that, to the extent that Bonds are both Pre-Insured Bonds and Navigator Sponsor-Insured Bonds, coverage is effective after a claim has been made upon the insurer of the Pre-Insured Bonds.

                  Upon notification from the trustee for any bond issuer or any holder or owner of the Bonds that such trustee or paying agent has insufficient funds to pay any principal or interest in full when due, MBIA Corp. will be obligated to deposit funds promptly with Citibank, N.A., New York, New York, as fiscal agent for MBIA Corp., sufficient to fully cover the

112677.8
                                      -10-
deficit. If notice of nonpayment is received on or after the due date, MBIA Corp. will provide for payment within one business day following receipt of the notice. Upon payment by MBIA Corp. of any Bonds, coupons, or interest payments, MBIA Corp. shall succeed to the rights of the owner of such Bonds, coupons or interest payments with respect thereto.


                  Pre-Insured Bonds. Some of the Bonds in the Trusts which are insured under policies obtained by the Bond issuers, underwriters or prior owners of the Bonds ("Pre-Insured Bonds") are insured either by Ambac Assurance Corporation ("Ambac"), Capital Guaranty Insurance Company ("Capital Guaranty"), Connie Lee Insurance Company ("Connie Lee"), Financial Guaranty Insurance Company ("Financial Guaranty"), Financial Security Assurance, Inc. ("Financial Security") or Municipal Bond Insurance Association ("MBIA"), MBIA Corp.(collectively the "Insurance Companies"). The cost of this insurance is borne by the respective issuers, underwriters or prior owners of the Pre-Insured Bonds. The percentage of each Portfolio insured by each insurance company, if any, is set forth under "Insurance" in Part A of this Prospectus.

                  Ambac is a Wisconsin-domiciled stock insurance corporation, regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $3,073,000,000 (unaudited), and statutory capital of approximately $1,769,000,000 as of June 30, 1998. Statutory capital consists of Ambac's policyholders' surplus and statutory contingency reserve. Standard & Poor's, Moody's and Fitch IBCA, Inc. ("Fitch") have each assigned a triple-A financial strength rating to Ambac.

                  Ambac has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by issuer of the Bonds.


                  Connie Lee Insurance Company ("Connie Lee"), a Wisconsin stock insurance corporation, is wholly-owned subsidiary of Connie Lee Holdings, Inc. (formerly Construction Loan Insurance Corporation, and herein, "Holdings"). On December 18, 1997, Ambac acquired all of the outstanding capital stock of Holdings. Holdings and Connie Lee are now wholly-owned subsidiaries of Ambac. Connie Lee, which guaranteed bonds issued primarily for college and hospital infrastructure projects, is not expected to write any new business. Ambac and Connie Lee have arrangements in place to assure that Connie Lee maintains a level of capital sufficient to support Connie Lee's outstanding obligations and for Connie Lee insured bonds to retain their triple-A rating.

                  As of December 31, 1997, the qualified statutory capital of Connie Lee was $112,742,860 (unaudited) and total admitted assets were $46,792,234 (unaudited), as reported to the Commissioner of Insurance of the State of Wisconsin.


                  As of the Evaluation Date, the claims-paying ability of Connie Lee has been rated "AAA" by Standard & Poor's.

                  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation ("FGIC"), a Delaware holding company. FGIC is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"). Neither FGIC nor

112677.8
                                      -11-

GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of June 30, 1998, the total capital and surplus of Financial Guaranty was approximately $1,282,692,798. In addition, Financial Guaranty is currently licensed to write insurance in 50 states and the District of Columbia.


                  As of the Evaluation Date, the claims-paying ability of Financial Guaranty has been rated "AAA" by Standard & Poor's.


                  Financial Security is a monoline insurance company incorporated in 1984 under the laws of the State of New York and is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.


                  Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., MediaOne Capital Corporation, formerly US WEST Capital Corporation, and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Holdings is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security.

                  Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries are reinsured among such companies on an agreed upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota-share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy. As of June 30, 1998, total shareholders equity of Financial Security and its wholly-owned subsidiaries was (unaudited) $949,625,000 and total unearned premium reserves was (unaudited) $457,615,000.

                  As of the Evaluation Date, Financial Security's claims-paying ability has been rated "AAA" by Standard & Poor's, Fitch IBCA, Inc., Japan Rating and Investment Information, Inc. and Standard & Poor's (Australia) Pty. Ltd. and "Aaa" by Moody's Investors Service.





                  MBIA Corp. is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA Corp. has two European branches, one in the Republic of France and the other in the Kingdom of Spain.


                  As of December 31, 1997, MBIA Corp. had admitted assets of $5.3 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.8 billion (audited) prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 1998, MBIA Corp. had admitted assets of $6.0


112677.8
                                      -12-
billion (unaudited), total liabilities of $4.0 billion (unaudited), and total capital and surplus of $2.0 billion (unaudited).


                  As of the Evaluation Date, the claims-paying ability of MBIA Corp. has been rated "AAA" by Standard & Poor's and Fitch, and Aaa by Moody's.




                  Insured Municipal Securities Trust

                  Sponsor-Insured Bonds. For those Bonds which are not covered by an insurance policy obtained by the issuers of such Bonds, the Sponsor has obtained bond insurance from either BIG, Financial Guaranty, MBIA or MBIA Corp. in an effort to protect Certificateholders against nonpayment of principal and interest in respect of such Bonds (the "Sponsor-Insured Bonds"). The bond insurance on the Sponsor-Insured Bonds covers the Sponsor-Insured Bonds deposited in a Trust at the time that they are physically delivered to the Trustee (in the case of bearer bonds) or registered in the name of the Trustee or its nominee or delivered along with an assignment (in the case of registered bonds) or registered in the name of the Trustee or its nominee (in the case of bonds held in book-entry form). Accordingly, although contracts to purchase Sponsor-Insured Bonds are not covered by the bond insurance obtained by the Sponsor, such Bonds will be insured when they are deposited in the Trust. When selecting Bonds for a Trust prior to obtaining insurance thereon, the Sponsor considers the factors listed under "Portfolio", among others. The insurers of the Sponsor-Insured Bonds apply their own standards in determining whether to insure the Sponsor-Insured Bonds. To the extent that the standards of such insurers are more restrictive than those of the Sponsor, the Sponsor's investment criteria have been limited to the more restrictive standards.


                  Pre-Insured Bonds. The Bonds which are insured under policies obtained by the Bond issuers are insured by Ambac, Financial Guaranty, Financial Security, or MBIA Corp. (collectively, the "Insurance Companies") on the date the Bonds were originally deposited in the Trust. The cost of this insurance is borne by the respective issuers of the Pre-Insured Bonds. The percentage of the Portfolio insured by each Insurance Company, if any, is set forth under "Insurance" in Part A.


                  Ratings. As of the Date of Deposit for each of the respective Trusts, Standard & Poor's had rated the claims-paying ability of each of the above insurance companies "AAA" and had rated each of the Bonds in the Portfolio "AAA" because the insurance companies had insured the Bonds. The assignment of such "AAA" ratings was due to Standard & Poor's assessment of the creditworthiness of the insurance companies and their ability to pay claims on their policies of insurance. Subsequently, the rating of the claims-paying ability of the insurer of an underlying Bond may cease to be rated or may be downgraded which may result in a downgrading of the rating of the Units in the Trust. For a discussion of the rating of the claims-paying ability of each of the Bond insurers see "Insurance On The Bonds". For a list of Bond Ratings as of the Evaluation Date see the "Portfolio" in Part A of this Prospectus. For a discussion of the rating assigned to the Units of the Trusts, see "the Trust" in Part A of this Prospectus. The percentage of each Trust portfolio insured by each Insurance Company, if any, is set forth under "Insurance" in Part A.

                  The foregoing information relating to the above insurance companies is from published documents and other public sources and/or information provided by such insurance companies. No representation is made herein as to the accuracy or adequacy of such information or as to the absence

112677.8
                                      -13-
of material adverse changes in such information subsequent to the dates thereof, but the Sponsor is not aware that the information herein is inaccurate or incomplete.


                               RISK CONSIDERATIONS
                               -------------------

                  Special Factors Affecting the Navigator Trusts. The Sponsor believes the information summarized below describes some of the more significant events relating to the Navigator Trusts. Sources of such information are the official statements of issuers located in the states of the Navigator Trusts which have been issued in connection with the debt offerings of such states, as well as other publicly available documents and information. While the Sponsor has not independently verified such information, they have no reason to believe it is not correct in all material respects.

                  New York Navigator Trust

                  Special Factors Affecting New York. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

                  Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

                  The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

                  Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.


                  New York City. The City, with a population of approximately
7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life


112677.8
                                      -14-
insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.




                  For each of the 1981 through 1997 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

                  As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap- closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in each of the 1998 and 1999 fiscal years, before discretionary transfers, and budget gaps for each of the 2000, 2001 and 2002 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

                  The City depends on aid from the State of New York (the "State") both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

                  The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

                  Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax


112677.8
                                      -15-
anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

                  For the 1997 fiscal year, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results, after discretionary transfers, in accordance with GAAP. The 1997 fiscal year is the seventeenth year that the City has achieved an operating surplus, before discretionary transfers, and balanced operating results, after discretionary transfers. The most recent quarterly modification to the City's financial plan for the 1998 fiscal year, submitted to the Control Board on April 30, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

                  On April 24, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City, and which is based on the Executive Budget and Budget Message for the City's 1999 fiscal year (the "Executive Budget"). The Financial Plan is consistent with the Executive Budget and has not been revised to reflect changes subsequent to the date of the Financial Plan. The Executive Budget and Financial Plan project revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and project gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.

                  Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $1.3 billion, $1.1 billion, $955 million, $897 million and $1.7 billion in the 1998 through 2002 fiscal years, respectively;
(ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year;
(iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $197 million, $361 million, $204 million and $226 million in the 1998 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of $266 million, $26 million, $58 million and $193 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling $68 million in the 1998 fiscal year and of between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $112 million, $443 million, $281 million, $273 million and $677 million in fiscal years 1998 through 2002, respectively; and (viii) reduced pension costs of $116 million, $168 million and $404 million in fiscal years 2000 through 2002, respectively. The Financial Plan also sets forth gap-closing actions for the 1998 through 2002 fiscal years, which include: (i) additional agency actions totaling $176 million, $595 million, $516 million, $494 million and $552 million in fiscal years 1998 through 2002, respectively, and (ii) assumed additional Federal and State aid of $100 million in each of fiscal years 1999 through 2002.



112677.8
                                      -16-

                  The 1998 Modification and the 1999-2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the Budget Stabilization Accounts for the 1998 and 1999 fiscal years, respectively. In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City-funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

                  The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and the extension of which is projected to provide revenue of $172 million, $500 million and $514 million in the 2000, 2001 and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998, and the extension of which is projected to provide revenue of $201 million, $546 million, $568 million and $593 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $15 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks Law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan and State and Federal approval of the State and Federal gap-closing actions assumed in the Financial Plan. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

                  On June 5, 1998, the City Council adopted a budget which reallocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive Budget. The changes reflected in the City Council's adopted budget would increase the gaps forecast between revenues and expenditures in the future years of the Financial Plan.



112677.8
                                      -17-

                  On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 are expected to be mailed in the near future by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment.

                  On July 16, 1998, Standard & Poor's revised its rating of City bonds upward from BBB+ to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A3, A- and A-, respectively.

                  New York State and its Authorities. The Legislature passed a State budget for the 1998-1999 fiscal year on April 18, 1998, and on April 26, 1998 the Governor vetoed certain of the increased spending in the State budget passed by the Legislature. The Legislature did not override any of the Governor's vetoes. The State Financial Plan for the 1998-1999 fiscal year, as modified on July 30, 1998, projects balance on a cash basis for the 1998-1999 fiscal year, with a closing balance in the General Fund of $1.67 billion. The State Financial Plan contains projections of a potential imbalance in the 1999-2000 fiscal year of $1.3 billion, assuming implementation of $600 million of unspecified efficiency actions, the receipt of $250 million in funds from the tobacco settlement and the application of certain reserves established in the 1998-1999 State Financial Plan. The Executive Budget submitted in February 1998 contained projections at that time of a potential imbalance in the 2000-2001 fiscal year of $3.72 billion, assuming implementation of $800 million of unspecified efficiency initiatives in the 2000-2001 fiscal year and $250 million in funds from the tobacco settlement. The State Financial Plan for the 1998-1999 fiscal year includes multi-year tax reductions and significant increases in spending which will affect the 2000-2001 fiscal year. The various elements of the State and local tax and assessment reductions enacted during the last several fiscal years will reduce projected revenues by more than $4 billion in the 2002-2003 fiscal year as measured from the current 1998-1999 base.

                  On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern are the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

                  Standard & Poor's rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2. On August 28, 1997, Standard & Poor's revised its rating on the State's general obligation bonds from A- to A.



112677.8
                                      -18-

                  Litigation. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the 1999-2002 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion.



                  New Jersey Navigator Trust

                  New Jersey Risk Factors


                  State Finance. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,071 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1995 the State ranked second among the states in per capital personal income ($29,248).


                  The Trust is susceptible to political, economic or regulatory factors affecting issuers of the New Jersey securities. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

                  The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.


                  The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.3% in May 1997, which is above the national average of 4.8% in May 1997. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag as a result of continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain


112677.8
                                      -19-
cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.


                  Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and, if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1996, there was a total authorized bond indebtedness of approximately $10.31 billion, of which $3.69 billion was issued and outstanding, $4.76 billion was retired (including bonds for which provisions for payment have been made through the sale and issuance of refunding bonds) and $1.86 billion was unissued. The debt service obligation of such outstanding indebtedness is $446.9 million for Fiscal Year 1997.


                  On June 25, 1997, the New Jersey Economic Development Authority (EDA) issued State Pension Funding Bonds (PFB) in the amount of $2.803 billion to finance a portion of the unfunded accrued liability of the State administered retirement systems. Under the authorizing legislation the bonds are limited obligations of the EDA and are not a legal debt or liability of the State. The following section, New Jersey Budget and Appropriation System, contains a full description of the PFB.


                  New Jersey Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of Fiscal Year 1993 there was a surplus of $937.4 million. In 1994, New Jersey closed its fiscal year with a surplus of $926.0 million, in 1995 New Jersey closed its fiscal year with a surplus of $569.2, in 1996 New Jersey closed its fiscal year with a surplus of $442.0 million and in 1997 New Jersey closed its fiscal year with a surplus of $276.2 billion. It is estimated that New Jersey will close its fiscal year ending June 30, 1998 with a surplus of 1.1 billion.


                  In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, former Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

                  The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates and receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

                  The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation,

112677.8
                                      -20-
income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

                  The Florio administration had contended that the income tax package would help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation, the State would assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

                  Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, thus reducing income taxes by up to 30% for most taxpayers within three years.


                  On June 27, 1997, Governor Whitman signed the New Jersey Legislature's $16.8 billion budget for Fiscal Year 1998. The balanced budget, which includes $442 million in surplus, is approximately $800 million more than the 1997 budget. Projections and estimates of receipts from taxes have been subject to variance in recent years as a result of several factors, most recently a significant slowdown in the national, regional and State economies, sluggish employment and uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax laws.


                  On June 25, 1997, the New Jersey Economic Development Authority (EDA) issued State Pension Funding Bonds (PFB) in the amount of $2.803 billion to finance a portion of the unfunded accrued liability of the State-administered retirement systems. Under the authorizing legislation, the bonds are limited obligations of the EDA and contain a statement that they are not a legal debt or liability of the State. This is true even though the principal and interest on the bonds will be paid through annual State appropriations from the General Fund. Because the pension bonds are issued by an authority, they are not General Obligation (G.O.) Bonds which are backed by the "full faith and credit" of the State. G.O. bonds would require voter approval.

                  The PFB sold at an average interest rate of 7.64% after the State purchased insurance against default. In concept, the proceeds of the PFB are invested with the anticipation that the interest rate on investment earnings will at least equal and, hopefully, exceed the interest rate cost of the bonds, thereby lowering future State costs to fund the retirement systems. However, there is always a risk of uncertainty in investing funds.

                  The unfunded accrued liability of the several State-administered retirement systems is $3.2 billion, according to the actuarial valuations prepared by Fiscal Year 1998. Of that amount, $2.75 billion is funded from the sale of the Pension Bonds. The balance, an estimated $450 million, was made available through the passage of companion legislation. That law authorized a one-time accounting change in the value of the assets of the retirement systems to full-market value as of the valuation reports applicable to Fiscal Year 1998. This one-time revaluation from the current market-

112677.8
related value of assets (which recognizes 20% of full-market) to full-market value, immediately recognizes all capital gains up to the validation date, resulting in an increased value of the accumulated assets of the retirement systems. The assets of the retirement systems at full-market value are approximately $2.4 billion greater than they are when measured at their market-related value.


                  Debt Ratings. For many years, both Moody's Investors Service, Inc., and Standard & Poor's Corporation have rated New Jersey general obligation bonds "Aaa" and "AAA", respectively. Currently, however, Moody's Investors Service, Inc. rates New Jersey general obligation bonds Aa1 and Standard & Poor's Ratings Group rates such bonds AA+. On July 3, 1991, however, Standard & Poor's Corporation downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992 Standard & Poor's Corporation placed New Jersey general obligation bonds on Credit Watch with negative implications, citing as its principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the current budget must be closed before the new budget year begins on July 1, 1992. Standard & Poor's Corporation suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability. On July 6, 1992, Standard & Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its Credit Watch list, although it stated that New Jersey's long-term financial outlook is negative. Standard & Poor's Corporation was concerned that the State was entering the 1993 fiscal year that began July 1, 1992 with a slim $26 million surplus and remained concerned about whether the sagging State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard & Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard & Poor's reaffirmed its "AA+" rating at the same time. There can be no assurance that these ratings will continue or that particular bond issues may not be adversely affected by changes in the State or local economic and political conditions.


                  On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to "Aa1", stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (although rising) debt ratios, and, on the negative side, a continued reliance on one-time revenue and a dependence on pension-related savings to achieve budgetary balance.

                  Capital Construction. In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues

112677.8
                                      -22-
on a pay-as-you go basis. Capital Construction expenditures for Fiscal Year 1995 represent 1.9% of the total Fiscal Year 1995 expenditures. In Fiscal Year 1995, total Capital Construction expenditures were $289.8 million, a decrease of $83.4 million from Fiscal Year 1994. This amount reflects a reduction of $136.4 million in capital projects and an increase of $53.0 million in expenditures to the Transportation Trust Fund Authority.

                  All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning. This permanent commission was established in November 1975, and is charged with the preparation of the State Capital Improvement Plan, which contains proposals for State spending for capital projects.

                  Lease Financing. The State has entered into a number of leases relating to the financing of certain real property and equipment. The State leases the State Tax Processing Building and the Richard J. Hughes Justice Complex in Trenton, both from the Mercer County Improvement Authority (the "Authority"). On August 8, 1991 the Authority defeased outstanding bonds originally issued to finance construction of the Richard J. Hughes Justice Complex through the issuance of custody receipts (the "Custody Receipts") in the aggregate principal amount of $95,760,000. The rental is sufficient to cover the debt service on the Authority's Custody Receipts. Maximum annual rental payments on these leases, including debt service, maintenance and payments in lieu of taxes, will be approximately $11 million. The State's obligation to pay the rentals is subject to appropriations being made by the State Legislature. The Custody Receipts will mature in the years 1992 through 2018.

                  The State has also entered into a lease agreement, as lessee, with the New Jersey Economic Development Authority, as lessor (the "EDA") to lease (i) office buildings that are presently under construction and, when finished, are expected to house the New Jersey Division of Motor Vehicles, New Jersey Network (the State's public television station) and a branch of the United States Postal Service and (ii) a parking facility that is also under construction, all of which were financed by the EDA's $114,391,434.70 initial aggregate principal amount of Trenton Office Complex Revenue Bonds, 1980 Series dated December 1, 1989. The State has also entered into a lease agreement, as lessee, with the EDA to lease approximately 13 acres of real property and certain infrastructure improvements thereon located in the City of Newark. This property is in a geographical area generally bounded by McCarter Highway, Mulberry Street and Saybrook Place and its purchase was financed by $21,510,000 aggregate principal amount of New Jersey Economic Development Authority Revenue Bonds, New Jersey Performing Arts Center Site Acquisition Project, 1991 Series, issued on August 20, 1991. The rental payments required to be made by the State under such lease agreements are sufficient to cover debt service on such bonds and other amounts payable to the EDA, including certain administrative expenses of the EDA, and such rental payments are subject to annual appropriation by the State Legislature. Maximum annual debt service on such bonds is approximately $12,200,000. All of such bonds are still outstanding and mature in the years 1992 through 2012.

                  The State has also entered into a sublease with the EDA to lease two parking lots, certain infrastructure improvements and related elements located at Liberty State Park in the City of Jersey City. These parking lots and improvements have been financed by a $13,683,767.50 aggregate principal amount of New Jersey Economic Development Authority Lease Rental Bonds, 1992 Series (Liberty State Park Project) dated March 15, 1992. The rental payments

112677.8
                                      -23-
that will be required to be made by the State under such sublease agreement will be sufficient to cover debt service on such bonds and other amounts payable to the EDA, and such rental payments will be subject to appropriation by the State Legislature.

                  In 1981, the Governor signed into law a bill creating the New Jersey Building Authority (the "Building Authority") having the power to construct facilities for leasing to the State (P.L. 1981, c. 120). The law provides for leasing to the State on a basis similar to that described above. The Building Authority is authorized to have not more than $250 million of its notes and bonds outstanding exclusive of refunded bonds and notes, provided that if the Building Authority issues bonds or notes to finance the total cost of a project based on estimates prepared by an independent consultant and the consultant determines later that the costs of the project as initially approved have increased, the Building Authority may issue additional bonds or notes to finance the increased cost notwithstanding the $250 million limitation. In 1985 the Building Authority issued $129,635,000 of 1985 Series Bonds for five office building projects in the Trenton area. During April 1987 the Building Authority issued $103,760,000 of the 1987 Series Bonds to refund the outstanding term bonds of the 1985 issue. On April 6, 1989 the Building Authority issued $49,752,390.30 of 1989 Series Bonds for the renovation and historical restoration of portions of the State Capital Complex in Trenton. On October 9, 1991 the Building Authority issued $74,999,815.75 of State Building Revenue Bonds, 1991 Series (Garden State Savings Bonds, 1991A), as capital appreciation bonds, under the Garden State Savings Act of 1991, for the continued renovation and historical restoration of portions of the State Capital Complex in Trenton and for the construction of a structured parking facility. As of December 31, 1991 the total amount of Building Authority Bonds outstanding was $238,687,206.05. Outstanding Building Authority bonds are secured by annual rentals from the State which are subject to annual appropriations by the State Legislature. The State's combined annual rental payment for all leases with the Building Authority will be (i) approximately $17.5 million per year for the years ending June 15, 1992 through 1998, 2012 and 2013 and (ii) approximately $31.0 million per year for the years ending June 15, 1999 through 2011.

                  Beginning in April 1984, the State, acting through the Director of the Division of Purchase and Property, entered into a series of lease purchase agreements which provide for the acquisition of equipment and real property to be used by various departments and agencies of the State. To date, the State has completed nine lease purchase agreements which have resulted in issuance of Certificates of Participation totaling $541,085,000. A Certificate of Participation evidences a proportionate interest of the owner thereof in the lease payments to be made by the State under the terms of the agreement. As of December 31, 1991, $305,400,000 Certificates of Participation remain outstanding. The agreements relating to these transactions provide for semiannual rental payments. The State's obligation to pay rentals due under these leases is subject to annual appropriations being made by the State Legislature. The final maturity of the outstanding Certificates of Participation is December 15, 2013. The majority of proceeds from these transactions have been or will be used to acquire equipment for the State and its agencies. The rentals payable by the State will be made from monies appropriated by the State Legislature. The State intends to continue to use this financing technique for a substantial portion of its future equipment requirements.

                  "Moral Obligation" Financing. Aside from its general obligation bonds, the State's "moral obligation" backs certain obligations issued by the

112677.8
                                      -24-

New Jersey Housing and Mortgage Finance Agency, the South Jersey Port Corporation and the Higher Education Assistance Authority.

                  New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its "moral obligation". It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

                  South Jersey Port Corporation. The State provides the South Jersey Port Corporation (the "Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

                  Higher Education Assistance Authority. The Higher Education Assistance Authority has issued $24,996,064 aggregate principal amount of revenue bonds, the interest on which has been capitalized to but not including January 1, 1993. After the period of capitalized interest has ended, it is anticipated that the authority's revenues will be sufficient to cover debt service on its bonds.

                  Below are listed State appropriations made since 1986 which covered deficiencies in revenues of the Corporation, for debt service and property tax payments.


                                   Appropriation for           Appropriation for
                Calendar Year        Debt Service                 Property Tax
                -------------        ------------              ----------------
1986............................   $        0                    $1,647,216.00
1987............................            0                     1,647,216.00
1988............................            0                     1,647,216.00
1989............................    1,281,793.58                  1,745,917.00
1990............................    2,362,850.67                  1,850,000.00
1991............................    2,770,851.00                  1,850,000.00

        On April 2, 1987, the Corporation issued $31,580,000 aggregate principal amount of Revenue Bonds, 1987 Series C (the "Series C Bonds"), a portion of the proceeds of which will be used (i) on January 1, 1995, to refund all of the Corporation's Marine Terminal Revenue Bonds, 1985 Refunding Series and (ii) to pay interest on the Series C Bonds until January 1, 1995. Because of the funded escrow, it is expected that there will not be any need for the State to provide funds to pay debt service on the Series C Bonds through January 1, 1995. Also, in addition to the bonded indebtedness of the Corporation set forth above, on April 2, 1987, the Corporation issued $10,295,000 Marine Terminal Revenue Bonds, 1987 Series D, to provide funds for financing a portion of the costs of various capital improvements. On February 10, 1989, the Corporation issued $4,085,000 Marine Terminal Revenue Bonds, 1989 Series E, to provide funds for financing a portion of the costs of various capital improvements and additions to the Corporation's marine terminal facilities. On November 21, 1989, the Corporation issued $3,655,000 Marine Terminal Revenue Bonds, 1989 Series F, to provide for the costs of

112677.8
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



acquiring land in the City of Camden, for the purpose of expanding the Corporation's marine terminal facilities.

                  Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs.

                  Counties and Municipalities. The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. State law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit is unwilling to prepare a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

                  The local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other State or federal mandates; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections. The Cap Law, scheduled to expire on December 31, 1990, was re-enacted with amendments and made a permanent part of the Municipal Finance System.

                  State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be

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



issued by local units and requires the repayment of such notes within three months of the end of the fiscal year (six months in the case of the counties) in which issued. The local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for reflecting purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes (i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self-liquidating, but only to the extent permitted by the Local Bond Law; (iii) authorized by a public body other than local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made; or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5% of the equalized valuation basis in the case of municipalities and 2% of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exemptions, may be exceeded only with the approval of the Local Finance Board.

                  Chapter 75 of the Pamphlet Laws of 1991 signed into law on March 28, 1991 requires certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition budget for January to June. Since expenditures would be expected to exceed revenues primarily because state aid for the calendar year would not be received by the municipality until after the end of the transition year budget, the act authorizes the issuance of Fiscal Year Adjustment Bonds to fund the one time deficit for the six month transition budget. The act provides that the deficit in the six month transition budget may be funded initially with bond anticipation notes based on the estimated deficit in the six month transition budget. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis. The purpose of the Act is to assist municipalities that are heavily dependent on state aid and that have had to issue tax anticipation notes to fund operating cash flow deficits each year. While the act does not authorize counties to change their fiscal years, it does provide that counties with cash flow deficits may issue Fiscal Year Adjustment Bonds as well.


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



                  State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations; which experiences severe tax collection problems for two successive years; which has a deficit greater than 4% of its tax levy for two successive years; which has failed to make payments due and owing to the State, county, school district or special district for two consecutive years; which has an appropriation in its annual budget for the liquidation of debt which exceeds 25% of its total operating appropriations (except dedicated revenue appropriations) for the previous budget year; or which has been subject to a judicial determination of gross failure to comply with the Local Bond Law, the Local Budget Law or the Local Fiscal Affairs Law which substantially jeopardizes its fiscal integrity. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash deficit.

                  There are 567 municipalities and 21 counties in New Jersey. During 1987, 1988, and 1989 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. The number of municipalities which have a cash deficit greater than 4% of their tax levies was five for 1987, zero for 1988, and six for 1989. The number of municipalities which exceeded statutory debt limits was six, five, and one as of December 31, 1987, 1988, and 1989, respectively. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

                  School Districts. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school district, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

                  School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If either disagrees, they must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

                  The Quality Education Act of 1990 (N.J.S.A. 18A:7D-1 et seq.) limits the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.

                  The Quality Education Act has been declared unconstitutional by the New Jersey Supreme Court in 1994. The Supreme Court, while retaining jurisdiction over this issue, has stated that the State was required to

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



address the "special education needs" of 30 special needs districts for which funding was required in addition to that necessary to achieve parity for richer districts. The Supreme Court stated that it will not immediately intervene if substantial equivalence of the special needs districts and wealthier districts is achieved by the State for the 1997-1998 school year. The Court further ordered the State to adopt a law assuring such substantial equivalence by September 1996.

                  In May, 1997, in its further review of school funding, the Supreme Court in Abbott by Abbott v. Burke, 149 N.J. 145 (1997), held that the Comprehensive Educational Improvement and Financing Act ("Act") which was enacted by the legislature in response to previous state Supreme Court orders was unconstitutional as it applied to special needs districts.

                  The Court held that the Act's funding levels were insufficient and failed to address problems of dilapidated, unsafe and overcrowded facilities. As interim relief pending legislative solution, the Court ordered increased funding on parity with per-pupil expenditures for regular education, required the State Commissioner of Education to ensure that increased funding be put to optimal educational use, required the State, commencing September 1997, to provide special needs districts with money to enable such districts with sufficient money to spend at the level of average budgeted per-pupil expenditures in successful districts and remanded the case for a determination of immediate implementation of programs to meet the needs of at-risk children.

                  As a result of this decision, the State's 1998 fiscal year budget provided for an additional $246 million to special needs districts. Much of this funding is attributable to the State Pension Fund Bonds sale.

                  In Type I or Type II school districts which have failed monitoring over a period of time by the State because of continued educational deficiencies, and are implementing an approved corrective action plan, the Commissioner is required to determine the cost to the school district of the implementation of those portions of the corrective action plan which are directly responsive to the district's deficiencies as identified in the monitoring process. Where appropriate, the Commissioner is required to reallocate funds within the district's budget to support the corrective action plan. The Commissioner is also required to determine the amount of additional revenue needed to implement the corrective action plan, and to recertify the budget for the district.

                  In State operated school districts the State District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division of Local Government Services in the State Department of Community Affairs. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State operated district. Any difference between the amount which the Director certifies, and the total amount of local revenues required by the budget approved by the Commissioner, is to be paid by the State in the fiscal year in which the expenditures are made subject to the availability of appropriations.

                  School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law. Although school districts are exempted from the 5% down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which

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



vary depending on the type of school system provided) and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000 the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000 the debt limit is 6% of the aforesaid average equalized valuation.

                  School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; or (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity and any available remaining municipal borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the State Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

                  In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued for a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

                  All authorizations of debt must be reported to the Division of Local Government Services by a supplemental debt statement prior to final approval.

                  School District Lease Purchase Financings. In 1982, school districts were given an alterative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. For Type II school districts, the lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, pursuant to N.J.A.C. 6:22-A-1.2(h), to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.


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



                  Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c. 38 or c.
39. Upon approval of such an application and after receipt of a certificate stating the name and address of the paying agent for such bonds, the maturity schedule, interest rates and payment dates, the State Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts; tax revenues, municipal purposes tax assistance fund distributions, State urban aid, State revenue sharing, and any other funds appropriated as State aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of the State, and debt service on such bonds will be provided by the State only if the above mentioned appropriations are made by the State. Total outstanding indebtedness for "qualified bonds" consisted of $103,720,500 by various school districts as of June 30, 1992 and $830,037,105 by various municipalities as of June 30, 1992.

                  New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5% of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by State appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. On June 30, 1991, the book value of the Fund's assets aggregated $59,352,429 and the reserve, computed as of June 30, 1991, amounted to $19,668,349. There has never been an occasion to call upon this Fund.

                  Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-l et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing State or federal financial restrictions are exempted, but only to the extent of that difference.

                  Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed

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                                      -31-
project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.


                  Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases which challenge the following: the funding of teacher's pension funds; the hospital assessment authorized by the Health Care Reform Act of 1992; the State's role in a consent order concerning the construction of a resource facility in Passaic County; the State's actions regarding alleged chromium contamination of State-owned property in Hudson County; the constitutionality of annual A- 901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy; the State's funding formula that attempts to close the spending gap between poor urban school districts and wealthy suburban districts; the use by the State assessments on certain insurances to retire debt of the Market Transition Fund, the manner in which mental health services are provided to inmates with serious mental disorders who are confined within the facilities of the Department of Corrections; the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act; Medicaid hospital reimbursements since February 1995; and the efforts to revitalize Atlantic City through the design and construction of a highway and tunnel. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.


                  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The state is unable to estimate its exposure for these claims.

                  Pennsylvania Trust

                  The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Pennsylvania municipal securities and does not purport to be a complete or exhaustive description of all conditions to which issuers of Pennsylvania municipal securities may be subject. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Pennsylvania Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of Pennsylvania municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities held by the Pennsylvania Trust to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth of Pennsylvania to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within

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



Pennsylvania, and it is possible the Pennsylvania Trust has invested in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.

                  State Finance
                  -------------


                  State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for many major corporations. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed over the last thirty years as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

                  Non-agricultural employment in Pennsylvania over the ten years ending in 1996 increased at an annual rate of 1.03%. This rate compares to a 0.41% rate for the Middle Atlantic region and 1.8% for the U.S. during the period 1986 through 1996. For the three years ending with 1996, employment in the Commonwealth has increased 3.6%. The growth in employment experienced in Pennsylvania during this period is higher than the 3.0% growth in the Middle Atlantic region. Non-manufacturing employment has increased in recent years to 82.5% as of December 1996. Consequently, manufacturing employment constitutes a diminished share of total employment within Pennsylvania. Manufacturing, contributing 17.5% of 1996 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1996, the services sector accounted for 31.1% of all non-agricultural employment while the trade sector accounted for 22.7%.

                  Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of January 1998, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 4.6%, compared to 4.7% for the United States.

                  The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the

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



deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. A gubernatorial veto can be overridden only by a two-thirds majority of all members of each house. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

                  The Constitution and the laws of the Commonwealth require all payments from the treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year.

                  Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities which are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, funds are established by legislative enactment or in certain cases by administrative action. Over 150 funds have been established for the purpose of recording the receipts and disbursements of monies received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

                  Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. Since 1984, the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Financial statements prepared in accordance with GAAP have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm each year since 1984. Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.


                  Financial Results for Recent Fiscal Years (GAAP Basis). During the five year period from fiscal 1993 through fiscal 1997, revenues and other


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




sources increased by an average 4.7 percent annually. Tax revenues during this same period increased by an annual average of 4.1 percent. Intergovernmental revenues, at an 8.5 percent annual average rate of increase, were the revenue source with the largest rate of growth over the five-year period. An accounting change in fiscal 1996 that made food stamp coupon revenue from the federal government an item of intergovernmental revenue is largely responsible for this increase.

                  Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at an average annual rate of 4.9 percent. Program costs for protection of persons and property increased an average 13.8 percent annually, the largest growth rate of all programs. This high rate of increase reflects the costs to acquire, staff and operate expanded prison facilities to house a larger prison population. Public health and welfare program costs increased at a 5.7 percent annual average rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

                  The fund balance at June 30, 1997 totaled $1,364.9 million, an increase of $729.7 million over the $635.2 million balance at June 30, 1996. Of the $832.4 million unreserved-designated component of fund balance, almost one-half of that amount is represented by the balance in the Tax Stabilization Reserve Fund. The increase in the fund balance at June 30, 1997 also includes a return of an unreserved-undesignated balance. The last such balance was recorded at the end of fiscal 1994. The fiscal 1997 year-end unreserved- undesignated balance of $187.3 million is the largest balance recorded since fiscal 1987.


                  Fiscal 1996 Financial Results (GAAP Basis). For fiscal 1996 the fund balance was drawn down $53.1 million from the balance at the end of fiscal 1995 to $635.2 million. A planned drawdown of the budgetary unappropriated surplus during fiscal 1996 contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. Consequently, the unreserved fund balance declined by $6.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year led by a 24.2% increase in intergovernmental revenues. This increase was due mainly to an accounting change in which food stamp coupon revenue received from the federal government is not counted as income to the Commonwealth. Increased participation in the federal Medicare program also contributed to the increase. The reduction for the revenue source "operating transfers in" reflects an accounting change that no longer recognizes the state police highway patrol costs paid by the Motor License Fund as a transfer into the General Fund.

                  Expenditures and other uses increased by 8.6% for the fiscal year. The 24.8% increase for protection of persons and property program costs is due to higher correctional program costs and a re-categorizing of expenditures. The abolishment of the Department of Environmental Resources and the creation of the Department of Environmental Protection and the Department of Conservation and National Pressures resulted in a reclassification of expenditures from conservation of natural resources to protection of persons and property. The departmental changes were also responsible for the decline in costs for the conservation of natural resources programs.


                  Budgetary Basis. The unappropriated surplus (prior to transfers to the Tax Stabilization Reserve Fund) at the close of the 1996 fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. Expenditures from Commonwealth revenues for the fiscal year, including $113.0


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million of supplemental appropriations but excluding pooled financing expenditures, totaled $16,074.7 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437.0 million fiscal year adjusted beginning unappropriated surplus.


                  Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7%. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated that tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues. The most significant tax changes enacted for the fiscal year were (i) a reduction of the corporate net income tax rate to 9.99%; (ii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $1.0 million; (iv) an increase in the basic exemption amount of the capital stock and franchise tax; (v) a repeal of the tax on annuities; and (vi) a repeal of inheritance tax on transfers of certain property to surviving spouses.

                  Among the major sources of Commonwealth revenues for the fiscal year, corporate tax receipts declined $338.4 million from receipts in the prior fiscal year, largely due to the various tax changes enacted for these taxes. Corporate tax changes were enacted to reduce the cost of doing business in Pennsylvania for the purpose of encouraging business to remain in Pennsylvania and to expand employment opportunities within the state. Sales and use tax receipts for the fiscal year increased $155.5 million, or 2.8%, over receipts during fiscal 1995. All of the increase was produced by the non-motor vehicle portion of the tax as receipts from the sale of motor vehicles declined slightly for fiscal 1996. Personal income tax receipts for the fiscal year increased $291.1 million, or 5.7%, over receipts during fiscal 1995. Personal income tax receipts were aided by a 10.2% increase in non- withholding tax payments which generally are comprised of quarterly estimated and annual final return tax payments. Non-tax receipts for the fiscal year increased $23.7 million for the fiscal year. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collection of delinquent taxes. The tax amnesty program is not expected to be repeated.


                  Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations were $27.6 million. This amount represents the 15% of the fiscal year ending unappropriated surplus transfer provided under current law. With the addition of this transfer, the Tax Stabilization Reserve Fund balance totaled $222.6 million as of June 30, 1996.

                  Fiscal 1997 Financial Results (GAAP Basis): For fiscal 1997, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in fund balance at June 30, 1997. The fund balance increase during fiscal 1997 has brought a restoration of an undesignated-unreserved balance. The $187.3 million undesignated-unreserved balance is the first recorded since fiscal 1994 and is the largest amount since fiscal 1987. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues.



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                  Expenditures and other uses increased by 1.0% for the fiscal year. As in the past several fiscal years, expenditure increases were led by protection of persons and property program costs. Fiscal 1997 costs for this program rose by 4.7%, the largest increase for a program, but well below the 17.1% average annual increase that occurred over the four fiscal years prior to fiscal 1997. General government program costs for fiscal 1997 declined by 14.3% from the fiscal year earlier. A reduction in estimated expenditures for maintaining the Commonwealth's self-insured worker's compensation program is largely responsible for the decline.

                  Budgetary Basis. The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997 to $591.4 million (prior to reserves for transfer to the Tax Stabilation Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $88.7 million representing the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

                  Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew
6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of tax revenue growth during fiscal 1997. Receipts from the personal income tax produced the largest single component of higher revenues for the fiscal year. Personal income collections were $236.3 million over estimate representing a 6.9 percent increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2 percent increase. Collections of corporate taxes, led by the capital stock and franchise and the gross receipts taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8 percent) over estimate mostly due to higher than anticipated interest earnings.

                  Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 of 1.7 percent. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million. The largest supplemental appropriations included $100.1 million for medical assistance costs due to implementation of managed medical care for a portion of the medical assistance caseload, and an additional $50 million for bond debt service for potential use to produce present value savings.

                  Fiscal 1998 Budget (Budgetary Basis). The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year at that time were estimated to be $17,435.4 million before reserves for tax refunds. That estimate represented an increase over estimated fiscal 1997 Commonwealth revenues of 1.0 percent. Although actual fiscal 1997 revenues exceeded the estimate, the adopted fiscal 1998 budget revenue estimate was not changed and


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represents a 0.7 percent increase over actual fiscal 1997 revenues. Fiscal 1998 estimates for Commonwealth revenues made at the time the budget was enacted were based on an economic forecast for national economic growth to slow through the remainder of calendar year 1997. A growth rate of just above 1.0 percent was anticipated to be maintained for the last two quarters of the fiscal year and result in a 1.2 percent growth rate in real gross domestic product for the second calendar quarter of 1998 over the second quarter of 1997. This anticipated rate of economic growth is a result of anticipated slowing of gains in consumer spending, business investment and residential housing. Inflation was projected to remain modest and the unemployment rate was projected to reach 6.0 percent by the second calendar quarter of 1998.

                  The rate of anticipated growth of Commonwealth revenues was also affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year. Excluding these newly enacted changes, revenues were projected to increase by 2.4 percent during fiscal 1998. Tax reductions enacted for the 1998 fiscal year budget totaled an estimated $170.6 million, including $16.2 million reflected in higher projected tax refunds. In addition, $75 million of existing sales tax revenue has been earmarked for mass transit funding and one cent of the cigarette tax ($10.8 million) has been earmarked for children's health program and are no longer included in the General Fund. Major changes to taxes enacted for fiscal 1998 include: (i) the repeal of the sales and use tax on computer services ($79.1 million); (ii) an increase in the amount of income that is exempt from the personal income tax for low-income families ($25.4 million); (iii) enactment of a research and development tax credit program for business ($15.0 million); (iv) conforming state tax laws to federal laws for sub-chapter S and limited liability companies ($16.3 million); and various other miscellaneous changes. Most changes were effective beginning in July 1997 although some were effective retroactively to January 1997.

                  The reserve for tax refunds for fiscal 1998 has been increased by 21.3 percent to $655.0 million. A portion of the additional reserves reflect tax refund liabilities that are expected to result in cash payments in a subsequent fiscal year.

                  Appropriations enacted for fiscal 1998 are 3.7 percent ($618 million) above appropriations enacted for fiscal 1997 (including supplemental appropriations). Major funding increases provided by the fiscal 1998 budget include: (i) $166 million of appropriations for elementary and secondary education plus an estimated $51 million in reduced employer retirement contributions payable by local school districts due to a reduction in the contribution rate; (ii) $42 million for higher education institutions plus $16 million for student scholarships; (iii) $70 million for higher caseload, utilization, and cost of nursing home care; (iv) $60 million for economic development assistance through programs providing incentive grants and loans; and (v) $38 million for corrections including $17 million for operating costs for new and expanded facilities. The balance of the increase is spread over many other department and program operations.

                  Through January 1998, Commonwealth revenues are $211.4 million or 2.4 percent above estimate. Most of the above estimate revenues are accounted for by personal income tax receipts that are $176.7 million (5.7 percent) above estimate. In the Governor's proposed fiscal 1999 General Fund budget, the estimate of commonwealth revenues anticipated for fiscal 1998 has been increased by $231.1 million, raising the year-over-year increase to 2.1 percent. Reflecting the current strength of personal income tax receipts estimated receipts for that tax constitute $231.5 million of that increase,


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raising the personal income tax year-over-year increase to 5.0 percent from 1.3 percent in the earlier estimate. Inheritance tax receipts have also been above estimate for the fiscal year to date and have been increased in the revision by $60 million, making the increase 11.0 percent compared to 1.2 percent originally. From a review of expenditure projections for fiscal 1998, $100.6 million of supplemental appropriation needs have been identified. Of the total supplemental appropriation needs identified, $96.2 million are for the Department of Public Welfare, mostly for the medical assistance program. These needs arise from delay in implementation of the movement of the final group to the HealthChoices managed health care program resulting in unanticipated fee for service costs. The cost of the supplemental appropriations will be appropriated from an estimated $190 million of expenditure lapses projected to occur during the fiscal year. The amounts of appropriation lapses over the amount of supplemental appropriations and estimated additional revenue to be received are projected to permit the fund to close fiscal 1998 with an unappropriated surplus balance of $330.1 million. After transfer of the required 15 percent to the Tax Stabilization Reserve Fund which is estimated to be $49.5 million, the fiscal 1998 ending balance is projected to be $280.6 million.

                  Proposed Fiscal 1999 Budget. In February 1998, the Governor presented his proposed General Fund budget for fiscal 1999 to the General Assembly. Revenue estimates in the proposed budget were developed using a national economic forecast with a projected real gross domestic product growth annual rate below 2 percent. Total commonwealth revenues before reductions for tax refunds and proposed tax changes are estimated to be $18,191.0 million, 2.9 percent above revised estimates for fiscal 1997. Proposed appropriations from those revenues total $17,787.4 million, a 3.0 percent increase over currently estimated appropriations for fiscal 1998. As proposed, the fiscal 1999 budget assumes the draw down of the currently estimated $280.6 million unappropriated surplus at June 30, 1998; however, no appropriation lapses are included in this projection. The proposed fiscal 1999 budget includes five proposed tax reductions representing an estimated $128.1 million (0.7) of fiscal 1999 revenues. The proposal with the largest effect on revenues is an expansion of the amount of household income eligible for tax forgiveness from the personal income tax and is estimated at $54.1 million. A 0.0005% reduction to the tax rate for the capital stock and franchise tax and an increase from three to ten years in the time period for a business to recover operating losses for corporate net income tax purposes are also proposed. Estimated fiscal 1999 costs of these proposals are $46.2 million and $17.8 million respectively. In addition, funding for two tax credit programs will cost $5 million each. All proposed tax changes require legislative enactment. The General Assembly is reviewing the proposed budget in hearings before its committees. The General Assembly may change, eliminate or add amounts and items to the Governor's proposed budget and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.






                  Tax Structure. The Commonwealth, through its principal operating funds -- the General Fund, the Motor License Fund and the State Lottery Fund -- receives over 57% of its revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of receipts to these funds.

                  Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated for highway purposes and are deposited into the Motor License Fund. Lottery ticket sale revenues are deposited into the State

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



Lottery Fund and are reserved by statute for programs to benefit senior citizens. Revenues, other than those specified to be deposited in a particular fund, are deposited into the General Fund.

                  The major tax sources for the General Fund of the Commonwealth are the sales tax enacted in 1953, the personal income tax enacted in 1971, and the corporate net income tax which in its present form dates back to 1935. The last restructuring of the Commonwealth's tax system occurred with the enactment of the Tax Reform Code of 1971 that codified many of the taxes levied by the Commonwealth.

                  The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. The Motor License Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. Use of these revenues is restricted to the repair and construction of highway bridges and aviation programs respectively.

                  The Tax Stabilization Reserve Fund was established in 1986 to provide a source of funds that can be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by specific appropriation from available balances by the General Assembly, from investment income and by the transfer to the Tax Stabilization Reserve Fund of 15% of the budgetary basis operating surplus in the General Fund at the close of any fiscal year. In addition, the proceeds received from the disposition of assets of the Commonwealth not specified to be deposited elsewhere are also to be deposited into the Tax Stabilization Reserve Fund. The Commonwealth has not prepared estimates of such sales.

                  Assets of the Tax Stabilization Reserve Fund may be used only upon the recommendation by the Governor and approval by the vote of two-thirds of the members of each house of the General Assembly. In February 1991, in response to a projected fiscal 1991 General Fund budgetary deficit caused by lower revenues and higher expenditures than budgeted, the Governor recommended, and the General Assembly authorized, the available balance of $133.8 million in the Tax Stabilization Reserve Fund be used to pay medical assistance and special education costs not covered by budgeted funds. On June 30, 1996, the balance in the Tax Stabilization Reserve Fund was $183.6 million and $27.6 million was in the General Fund pending transfer to the Tax Stabilization Reserve Fund for fiscal 1996. The transfer was completed in September 1996.

                  Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the Commonwealth to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.


                  Outstanding general obligation debt totaled $4,795.1 million on June 30, 1997, a decrease of $261.0 million from June 30, 1996. Over the 10-year period ending June 30, 1997, total outstanding general obligation debt increased at an annual rate of 0.5%. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 0.3%.



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                  General obligation debt for non-highway purposes of $4,046.9 million was outstanding on June 30, 1997. Outstanding debt for these purposes decreased $160.9 million since June 30, 1996. For the period ending June 30, 1997, the 10-year and 5-year average annual compounded growth rate for total outstanding debt for non-highway purposes has been 3.3% and 3.6%, respectively. In its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities, such as water supply systems and construction of new facilities, such as prisons, transit facilities and public buildings.

                  Outstanding general obligation debt for highway purposes was $748.2 million on June 30, 1997, a decrease of $100.1 million from June 30, 1996. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ending June 30, 1997 by the annual average rates of 7.4% and 12.8%, respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for various limited exceptions. No debt issuance for highway capital projects is currently planned.

                  The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and the Pennsylvania Industrial Development Authority. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years' capital budget bills. Capital projects debt is subject to a constitutional limit on debt. As of December 31, 1997, $3,724.4 million of capital projects debt was outstanding.

                  The issuance of electorate approved debt is subject to the enactment of legislation which places on the ballot the question of whether debt shall be incurred. Such legislation must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. As of December 31, 1997, the Commonwealth had $903.5 million of electorate approved debt outstanding.

                  Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. The Commonwealth had $50.4 million of disaster relief debt outstanding as of December 31, 1997.

                  Due to the timing of major tax payment dates, the Commonwealth's cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. The Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. Currently, the Commonwealth has $225 million of tax anticipation notes outstanding. Those tax anticipation notes mature June 30, 1998.

                  Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, $60 million of bond anticipation notes are


112677.8
                                      -41-
authorized to be issued in the form of commercial paper notes. As of December 31, 1997, $46.4 million was issued and outstanding.

                  Certain state-created organizations have statutory authority to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. These entities include: Delaware River Joint Toll Bridge Commission, Delaware River Port Authority, Pennsylvania Energy Development Authority, Pennsylvania Higher Education Assistance Agency, Pennsylvania Higher Educational Facilities Authority, Pennsylvania Industrial Development Authority, Pennsylvania Infrastructure Investment Authority, Pennsylvania State Public School Building Authority, Pennsylvania Turnpike Commission, the Philadelphia Regional Port Authority and the Pennsylvania Economic Development Financing Authority. As of December 31, 1997, the aggregate outstanding indebtedness of these entities was $8,225.0 million.

                  The Pennsylvania Housing Finance Agency ("PHFA"), as of December 31, 1997, had $2,631.1 million of revenue bonds outstanding. The statute creating PHFA provides that if there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the Governor, upon notification from the PHFA, shall place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund.

                  The Hospitals and Higher Education Facilities Authority of Philadelphia, as of June 30, 1997, had $21.1 million of bonds outstanding which benefit from a moral obligation of the Commonwealth's Department of Public Welfare to request a budget appropriation to make up any deficiency in the debt service reserve fund for said bonds. The budget as finally adopted may or may not include the amount requested.


                  The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment and to make lease rental payments. Some of those lease payments are pledged as security for various outstanding debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.


                  The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain other state-related organizations. Unfunded actuarial accrued liabilities for the Public School Employees' Retirement Fund as of June 30, 1997 were negative $1,663 million, and for the State Employees' Retirement Fund were negative $904 million as of December 31, 1996.



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                  Municipal Finance
                  -----------------

                  Local Finance. The Local Government Unit Debt Act (Act 52 of
1978) (the "Debt Act") establishes debt limits for local government units. Local government units include municipalities (except a first class city or county), school districts and intermediate units. The Act establishes three classes of debt for a local government unit: (i) electoral debt (debt incurred with the approval of the electors of the municipality for which there is no limitation on the amount that may be incurred); (ii) nonelectoral debt (debt of a local government unit not being electoral or lease rental debt); (iii) lease rental debt (the principal amount of debt of an authority organized by a municipality or debt of another local government unit, which debt is to be repaid by the local government unit through a lease, subsidy contract, guarantee or other form of agreement evidencing acquisition of a capital asset, payable or which may be payable out of tax revenues and other general revenues. Each local government unit is subject to a limitation as to the amount of class "ii" and class "iii" debt which may be issued which is based upon such local government unit's Borrowing Base.

                  Borrowing Base is defined in the Debt Act as the annual arithmetic average of the total revenues for the three full fiscal years ended next preceding the date of the incurring of nonelectoral debt or lease rental debt. Total revenues for the purposes of the Debt Act excludes, inter alia, certain state and federal subsidies and reimbursements, certain pledged revenues, interest on pledged funds and nonrecurring items.

                  The debt limitations applicable to the various local government units are set forth below:


                                                         Nonelectoral plus
                       Nonelectoral                         Lease Rental
                       ------------                      -----------------
First Class
School District        100% of Borrowing Base            200% of Borrowing Base
County                 300% of Borrowing Base            400% of Borrowing Base
Other                  250% of Borrowing Base            350% of Borrowing Base

                  A county may utilize an additional debt limit of 100% of its Borrowing Base for additional nonelectoral or additional lease rental debt, or both, if such county has assumed countywide responsibility for hospitals and other public health services, air and water pollution control, flood control, environmental protection, water distribution and supply systems, sewage and refuse collection and disposal systems, education at any level, highways, public transportation, or port operations, but such additional debt limit may be so utilized only to provide funds for and towards the costs of capital facilities for any or any combination of the foregoing purposes.

                  City of Philadelphia. The City of Philadelphia
("Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

                  Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and

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approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 20, 1997.

                  PICA has issued $1,761.7 million of its Special Tax Revenue Bonds in the following series: Series of 1992 in the amount of $474.6 million; Series of 1993 in the amount of $643.4 million; and Series of 1993A in the amount of $178.7 million (issued to advance refund a portion of the Series of 1992); Series of 1994 in the amount of $122.0 million and Series of 1996 in the amount of $343.0 million (issued to advance refund the Series of 1994 and the remaining outstanding portion of the Series of 1992). This financial assistance has included the refunding of certain city general obligation bonds, the funding of capital projects and the liquidation of the cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of the city as of June 30, 1997, showed a surplus of approximately $28.8 million.

                  No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in special revenue bonds outstanding as of June 30, 1997.

                  Litigation. According to the Official Statement dated March 10, 1998 describing General Obligation Bonds of the Commonwealth of Pennsylvania, the Office of Attorney General and the Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified the following cases as ones where an adverse decision could materially affect the Commonwealth's governmental operations. Listed below are all litigation items so identified that may have a material effect on government operations of the Commonwealth and consequently, the Commonwealth's ability to pay debt service on its obligations.

                  Under Act No. 1978-152 approved September 28, 1978, as amended, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 1998 is $27.0 million.


                  Baby Neal v. Commonwealth. In April of 1990, the American Civil Liberties Union ("ACLU") and various named plaintiffs filed a lawsuit against the Commonwealth in federal court seeking an order requiring the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court, captioned as The City of Philadelphia, Hon. Wilson Goode v. Commonwealth of Pennsylvania, Hon. Robert P. Casey et al., was resolved through a court approved settlement providing, inter alia, for more Commonwealth funding for these services for fiscal year 1991 as well as a commitment to pay to counties $30.0 million over five years. The Commonwealth

112677.8
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



then sought dismissal of the federal action based on, among other things, the settlement of the Commonwealth Court case.

                  In January of 1992, the U.S. District Court, per Judge Kelly, denied the ACLU's motion for class certification and held that the "next friends" seeking to represent the interests of the 16 minor plaintiffs in the case were inadequate representatives. The Commonwealth filed a motion for summary judgment on most of the counts in the ACLU's complaint on the basis of, among other things, Suter v. Artist M.. After the motion for summary judgment was filed, the ACLU filed a renewed motion to certify sub-classes.

                  In December of 1994, the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court certified the class, and the parties have resumed discovery.

                  County of Allegheny v. Commonwealth of Pennsylvania. On December 7, 1987, the Supreme Court of Pennsylvania held in County of Allegheny
v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

                  On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the decision in County of Allegheny. The Court issued the writ on July 26, 1996, and appointed retired Justice and Senior Judge Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Court indicated that it intends to require implementation by January 1, 1998.


                  Following issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court.

                  On January 28, 1997, the Supreme Court granted Justice Montemuro's request for a 90-day extension of time within to file his report. The Court also announced the establishment of a tripartite committee, including representatives of the Executive Department, the Legislative Department and Justice Montemuro, to develop an implementation plan. On July 26, 1997, Justice Montemuro filed the Interim Report of the Master wherein he recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Justice Montemuro recommended implementation of Phase I effective July 1, 1998 with completion of the final phase early next century. Objections to the report were due September 1, 1997. The General Assembly has yet to enact legislation implementing the Supreme Court of Pennsylvania's judgment. However, the Governor has proposed as part of this recommended budget for fiscal 1999 that the General Assembly appropriate $15.6 million to implement Phase I of the Interim Report of the Master.


                  Fidelity Bank v. Commonwealth of Pennsylvania. On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the Amended Bank Shares Act (Act No. 1989-21) and related legislation. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity,

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



the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court on August 5, 1994.

                  Pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues, including interest. This credit represents a credit of approximately five % (5%) of the potential claim of Fidelity, had the constitutional issues been resolved in favor of Fidelity.

                  Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks," in connection with issues concerning the New Bank Tax Credit law which were raised in the above-referenced Pennsylvania Supreme Court appeal. As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks. No expenditure of Commonwealth funds is required in order to implement this aspect of the settlement with the intervening banks, since the credits have already been claimed by said banks.


                  Although the described settlements have eliminated the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed petitions which are currently pending with the Commonwealth Court. One of these banks, Royal Bank of Pennsylvania, has filed a Stipulation of Facts with the Court and in effect is proceeding forward on behalf of all the other banks. These appeals raise the issues which were advanced by Fidelity, although not brought to final resolution by the Pennsylvania Supreme Court. By decision dated January 8, 1998, a panel of the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional violation. Royal Bank has filed exceptions and is awaiting argument before the Court en banc.

                  Pennsylvania Association of Rural and Small Schools (PARSS) v. Casey. This action was filed in January, 1991 by an association of rural and small schools, several individual school districts, and a group of parents and students, against Governor Robert P. Casey and Secretary of Education Donald M. Carroll, Jr. The action challenges the constitutionality of the Commonwealth's system for funding local school districts. The action consists of two parallel cases, one in the Commonwealth Court of Pennsylvania, and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed, pending resolution of the state court case. The state court case has been assigned to Judge Pellegrini. Trial and post-trial briefing have been completed, and oral argument was heard on September 8, 1997. Judge Pellegrini has taken the case under advisement.


                  Austin v. Department of Corrections, et al. In November 1990, the American Civil Liberties Union ("ACLU") brought a class action lawsuit on behalf of the inmate populations in thirteen Commonwealth correctional institutions.

                  The lawsuit challenged the conditions of confinement at each institution and included specified allegations of overcrowding, deficiencies in medical and mental health services, inadequate environmental conditions, disparate treatment of HIV positive prisoners and other assorted claims.

                  No damages are sought. The ACLU sought injunctive relief which would modify conditions, change practices and procedures and increase the number of staff deployment.


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




                  On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys in accordance with the Agreement. The preliminary injunction relating to certain health issues was dismissed in August 1996. The attorneys' fees in the amount of $100,000 in connection with the preliminary injunction were paid in January 1997.

                  The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase expired on January 6, 1998. The attorneys' fees for the 3-year monitoring period will not exceed $60,000 in any one year.


                  Envirotest/Synterra Partners. On November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth.

                  By Act of the General Assembly in October 1994 (Act No. 1994-95), the emissions testing program was suspended and the Department of Transportation was directed to consider other alternatives to the centralized testing program. Former Governor Robert P. Casey vetoed the legislation and the General Assembly overrode the veto in November 1994. As a result, the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program.


                  On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Settlement Agreement ("Agreement") pursuant to which the parties settled all claims which Envirotest might have had against the Commonwealth arising from the suspension of the emissions testing program. Under the Agreement, Envirotest received $145 million, with interest at 6 percent per annum, paid in the following fashion: $25 million in 1995, $40 million each in 1996 and 1997. Envirotest will receive an additional $40 million in 1998. An additional $11 million may be required to be paid in 1998, depending upon the results of property liquidations by Envirotest. On November 26, 1996, the Commonwealth of Pennsylvania and Envirotest entered into a Consent to Assignment pursuant to which Envirotest assigned its right, title and interest in the base settlement to ES Funding Corporation, which subsequently assigned the same to Market Street Capital Corp., which thereafter assigned the same to Market Street Funding Corporation. Pursuant to the assignments, Envirotest authorized the Commonwealth to remit future payments under the Agreement to PNC Bank, National Association, as the administrator of the assignees.


                  Pennsylvania Human Relations Commission v. School District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al. On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth
Court in 1973 by the Pennsylvania Human Relations Commission against the
School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of

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



segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools." The Commonwealth and the City sought to appeal their joinders to the Supreme Court of Pennsylvania, but the Court denied the petitions without comment.

                  On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial Orders of the Commonwealth Court." In addition, a group of intervenors on March 4, 1996 filed a third party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.


                  By order dated April 30, 1996, Judge Doris A. Smith of Commonwealth Court overruled the Commonwealth's and the City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity or contribution against the City. Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Supreme Court of Pennsylvania on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion. The Supreme Court retained jurisdiction. The evidence in the trial was concluded on July 11, 1996, after 19 days of trial. On August 20, 1996, Judge Smith issued an Opinion and Order. Judge Smith specifically found that "because of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million." In filings made on August 30, 1996, the Commonwealth requested the Supreme Court to enter judgments in favor of the Commonwealth and the Governor on all claims. On September 10, 1996, the Supreme Court of Pennsylvania issued an order granting the Commonwealth's Motion to Vacate. The Court directed its Prothonotary to establish a briefing schedule and a date for oral argument and indicated that it would issue a further order limiting the issues to be addressed. Finally, the Supreme Court stated that Commonwealth Court "is divested of jurisdiction of th[e] matter..., and all further proceedings in the Commonwealth Court are stayed pending further order of th[e Supreme] Court." The Supreme Court again retained jurisdiction. On January 28, 1997, the Supreme Court issued an order directing the parties to brief certain issues. The Supreme Court heard oral argument on the three issues on February 3, 1998 and took the matter under advisement.


                  Ridge v. State Employee's Retirement Board. On August 1, 1983, the United States Supreme Court in Arizona Governing Committee v. Norris, 463 U.S. 1073 (1983) held that the use of gender distinct actuarial factors to calculate pension benefits violated federal civil rights laws. Norris and the subsequent Florida v. Long, 487 U.S. 223 (1988) limited required application of gender neutral actuarial factors to benefits based on service credited on

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




or after August 1, 1983. Benefits based upon service credited before August 1, 1983, could continue to be calculated using gender distinct actuarial factors. The State Employee's Retirement Board and its sister agency, the Public School Employee's Retirement Board, have been in full compliance with Norris, using gender neutral factors for benefits based upon post-July 31, 1983 service and gender distinct actuarial factors for benefits based upon pre-August 1, 1983 service. On December 29, 1993, Joseph H. Ridge, former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employee's Retirement Board. Judge Ridge filed an amended Petition for Review on February 7, 1995. Judge Ridge alleges that the Retirement Board's use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates Article I, Section 26 (equal protection) and Article I,
Section 28 (equal rights) of the Pennsylvania Constitution. He seeks "topped up" benefits equal to those that a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the Retirement Board would be applicable to other members of the State Employee's Retirement System and Public School Employee's Retirement System who accrued service between the effective date of the state constitutional provisions and before August 1, 1983, and who have received, are receiving, or will receive benefits less than those received by other members of the systems because of their sex or the sex of their survivors' annuitants. The Commonwealth Court granted the Retirement Board's preliminary objections to Judge Ridge's claims for punitive damages, attorneys' fees and compensatory damages other than a recalculation of his pension benefits should he prevail. The Commonwealth Court also denied Judge Ridge's preliminary objections to the Retirement Board's New Matter. On November 20, 1996, the Commonwealth Court heard oral argument en banc on Judge Ridge's motion for judgment of the pleadings. On February 13, 1997, the Commonwealth Court, after all arguments en banc, denied Judge Ridge's motion for judgment on the pleadings.

                  Yesenia Marrero, et al. v. Commonwealth, et al. On February 24, 1997, five residents of the City of Philadelphia, on their own behalf and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, ASPIRA, Inc. of Pennsylvania and the Philadelphia Branch of the NAACP, filed in the Commonwealth Court of Pennsylvania a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education. Citing the Education Clause of the Constitution of Pennsylvania, as well as provisions of the Declaration of Rights under the Pennsylvania Constitution, the petitioners claim, inter alia, that Pennsylvania's "statutory education financing system is unconstitutional as applied to the School District [of Philadelphia]"; that "[t]he system of funding public education violated the constitutional mandate to provide a thorough and efficient system of public education in the City [of Philadelphia]"; that "[t]he scheme for financing public education precludes the Commonwealth from providing the constitutionally required thorough and efficient system of public education in the circumstances faced by the School District [of Philadelphia]"; and that "Defendants have failed to provide the School District [of Philadelphia] with the resources and other assistance necessary to provide all of its students with the quality of education to which they are [c]onstitutionally entitled." Petitioners seek an order that provides, inter alia, as follows: 1. A declaration "that the Commonwealth has failed to fulfill its obligations to provide for an adequate system of public schools in the School District [of Philadelphia]." 2. A declaration "that


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




the present statutory scheme employed for funding public education in the Commonwealth as applied to the School District [of Philadelphia] violates
Article 3, Section 14 of the Pennsylvania Constitution." 3. A declaration "that the [l]egislature must amend the present or enact new education legislation so as to assure that education funding for the School District [of Philadelphia] accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to redress their disadvantage."

         The respondents filed preliminary objections seeking dismissal of the action. After briefs were filed, Commonwealth Court en banc heard oral argument on September 10, 1997 and took the matter under advisement.

                  The Commonwealth Court granted respondent's preliminary objections and dismissed the case on the grounds that the issues it presented are non- justiciable. An appeal is expected.



                                 PUBLIC OFFERING
                                 ---------------

         Offering Price. The secondary market Public Offering Price per
Unit is computed by adding to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, an amount based on the applicable sales charge times the aggregate offering price of the Bonds (see "Public Offering Price" in Part A for the applicable sales charge for the Trust). A proportionate share of accrued interest on the Bonds to the expected date of settlement for the Units is added to the Public Offering Price. Accrued interest is the accumulated and unpaid interest on a Bond from the last day on which interest was paid and is accounted for daily by the Trust at the initial daily rate set forth under "Summary of Essential Information" in Part A of this Prospectus. This daily rate is net of estimated fees and expenses. The Public Offering Price can vary on a daily basis from the amount stated in Part A in accordance with fluctuations in the prices of the Bonds and the price to be paid by each investor will be computed as of the date the Units are purchased. The aggregate bid price evaluation of the Bonds is determined in the manner set forth under "Trustee Redemption."

                  The Evaluator may obtain current bid or offering prices for the Bonds from investment dealers or brokers (including the Sponsor) that customarily deal in tax-exempt obligations or from any other reporting service or source of information which the Evaluator deems appropriate.

                  The sales charge computed by the Evaluator is based upon the number of years remaining to maturity of each Bond. Bonds will be deemed to mature on their stated maturity dates unless bonds have been called for redemption, funds have been placed in escrow to redeem them on an earlier call date or are subject to a "mandatory put," in which case the maturity will be deemed to be such other date.

                  The table below sets forth the various sales charges based on the length of maturity of each Bond:


                                                    As Percent of Public
Time to Maturity                                       Offering Price
---------------                                        --------------

less than 6 months                                              0%
6 mos. to 1 year                                                1%


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




over 1 yr. to 2 yrs.                                        1 1/2%
over 2 yrs. to 4 yrs.                                       2 1/2%
over 4 yrs. to 8 yrs.                                       3 1/2%
over 8 yrs. to 15 yrs.                                      4 1/2%
over 15 years                                               5 1/2%


                  Accrued Interest. An amount of accrued interest which represents accumulated unpaid or uncollected interest on a Bond from the last day on which interest was paid thereon will be added to the Public Offering Price and paid by the Certificateholder at the time Units are purchased. Since the Trust normally receives the interest on Bonds twice a year and the interest on the Bonds in the Trust is accrued on a daily basis (net of estimated fees and expenses), the Trust will always have an amount of interest accrued but not actually received and distributed to Certificateholders. A Certificateholder will not recover his proportionate share of accrued interest until the Units are sold or redeemed, or the Trust is terminated. At that time, the Certifi cateholder will receive his proportionate share of the accrued interest computed to the settlement date in the case of a sale or termination and to the date of tender in the case of redemption.


                  Employee Discounts. Employees (and their immediate families) of Reich & Tang Distributors, Inc. and its affiliates, Gruntal & Co., L.L.C. and of any underwriter of a Trust, pursuant to employee benefit arrangements, may purchase Units of a Trust at a price equal to the offering side evaluation of the underlying securities in a Trust during the initial offering period and at the bid side thereafter, divided by the number of Units outstanding plus a reduced charge. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.


                  Distribution Of Units. Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                  The Sponsor intends to qualify the Units for sale in substantially all States through the Underwriters and through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to (a) 4% of the Public Offering Price for the Insured Municipal Securities Trust Series, (b) $25.00 per Unit for the Insured Municipal Securities Trust Discount Series or
(c) $33.00 per Unit, for the Insured Municipal Securities Navigator Trust, subject to the Sponsor's right to change the dealers' concession from time to time. In addition, for transactions of 1,000,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor reserves the right to change the discounts from time to time.

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




                  Sponsor's Profits. The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the applicable sales charge on each transaction. (See "Offering Price".) In addition, in maintaining a market for the Units (see "Sponsor Repurchase") the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units.


                  Comparison of Public Offering Price, Sponsor's Repurchase Price And Redemption Price. The secondary market Public Offering Price of Units will be determined on the basis of the current bid prices of the Bonds in the Trust, plus the applicable sales charge. The value at which Units may be resold in the Secondary Market or redeemed will be determined on the basis of the current bid prices of the Bonds without any sales charge. On the Evaluation Date, the Public Offering Price and the Sponsor's initial Repurchase Price per Unit (each based on the bid side evaluation of the Bonds in the Trust) each exceeded the Redemption Price and the Sponsor's secondary market Repurchase Price per Unit (based upon the current bid side evaluation of the Bonds in the Trust) by the amounts shown under "Summary of Essential Information" in Part A of this Prospectus. For this reason, among others (including fluctuations in the market prices of such Bonds and the fact that the Public Offering Price includes the applicable sales charge), the amount realized by a Certificateholder upon any redemption of Sponsor repurchase of Units may be less than the price paid for such Units.




             ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN
             -------------------------------------------------------

                  The rate of return on an investment in Units of the Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".


                  Estimated Long Term Return is calculated by: (i) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in a Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (ii) calculating the average of the yields for the Bonds in each Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of each Trust); and (iii) reducing the average yield for the portfolio of each Trust in order to reflect estimated fees and expenses of that Trust and the maximum sales charge paid by Unitholders. The resulting Estimated Long Term Return represents a measure of the return to Unitholders earned over the estimated life of each Trust. The Estimated Long Term Return as of the day prior to the Evaluation Date is stated for the Trust under "Summary of Essential Information" in Part A.


                  Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolios of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. On the day prior to the Evaluation

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



Date, the Estimated Net Annual Interest Income per Unit divided by the Public Offering Price resulted in the Estimated Current Return stated for the Trust under "Summary of Essential Information" in Part A.

                  The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future.

                  A schedule of cash flow projections is available from the Sponsor upon request.





                          RIGHTS OF CERTIFICATEHOLDERS
                          ----------------------------

                  Certificates. Ownership of Units of the Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Certificateholder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instruments of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Certificateholder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

                  Interest And Principal Distributions. Interest received by the Trust is credited by the Trustee to an Interest Account and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received from the maturity, redemption, sale or other disposition of the Bonds are credited to a Principal Account.

                  Distributions to each Certificateholder from the Interest Account are computed as of the close of business on each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth, one-half or all of such Certificateholder's pro rata share of the Estimated Net Annual Interest Income in the Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account (other than amounts representing failed contracts, as previously discussed) will be computed as of each semi-annual Record Date, and will be made to the Certifi cateholders on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the second succeeding semi-annual Payment Date. No distributions will be made to Certificateholders electing to participate in the Total Reinvestment Plan. Persons who purchase Units between a Record Date and a Payment Date will

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                                      -53-
receive their first distribution on the second Payment Date after such purchase.

                  Because interest payments are not received by the Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds, without interest, as may be necessary to provide interest distributions of approximately equal amounts. All funds in respect of the Bonds received and held by the Trustee prior to distribution to Certificateholders may be of benefit to the Trustee and do not bear interest to Certificateholders.

                  As of the first day of each month, the Trustee will deduct from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover purchases of Replacement Bonds and redemptions of Units by the Trustee.

                  The estimated monthly, semi-annual or annual interest distribution per Unit will initially be in the amount shown under Summary of Essential Information and will change and may be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of the Trust fluctuate. No distribution need be made from the Principal Account until the balance therein is an amount sufficient to distribute $1.00 per Unit.

                  Distribution Elections. Interest is distributed monthly, semi-annually or annually, depending upon the distribution plan applicable to the Unit purchased. Record Dates are the first day of each month for monthly distributions, the first day of each June and December for semi-annual distributions and the first day of each December for annual distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates.

                  Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October each Certificateholder may change his distribution election by notifying the Trustee in writing of such change between October 1 and November 1 of each year. (Certificateholders deciding to change their election should contact the Trustee by calling the number listed on the back cover hereof for information regarding the procedures that must be followed in connection with this written notification of the change of election.) Failure to notify the Trustee on or before November 1 of each year will result in a continuation of the plan for the following 12 months.

                  Records. The Trustee shall furnish Certificateholders, in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year the Trustee will furnish to each person who at any time during the calendar year was a Certificateholder of record, a

112677.8
                                      -54-
statement showing (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds and earned original issue discount, if any), amounts paid for purchases of Replacement Bonds and redemptions of Units, if any, deductions for applicable taxes and fees and expenses of the Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), deductions for payments of applicable taxes and fees and expenses of the Trust, amounts paid for purchases of Replacement Bonds and redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made such calendar year; and (v) amounts actually distributed to Certificateholders during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.


                  The Trustee shall keep available for inspection by Certificate holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Certificateholders, Certificates issued or held, a current list of Bonds in the portfolio and a copy of the Trust Agreement.


                                   TAX STATUS
                                   ----------


                  All Bonds acquired by each Trust were accompanied by copies of opinions of bond counsel to the issuing governmental authorities given at the time of original delivery of the Bonds to the effect that the interest thereon is exempt from regular Federal income tax. Such interest may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes. Neither the Sponsor nor the Trustee nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the bases for such opinion and express no opinion as to these matters, and neither the Trustee nor the Sponsor nor their respective counsel has made an independent examination or verification that the federal income tax status of the Bonds has not been altered since the time of the original delivery of those opinions.


                  In rendering the opinion set forth below, counsel has examined the Agreement, the final form of Prospectus dated the date hereof (the "Prospectus") and the documents referred to therein, among others, and has relied on the validity of said documents and the accuracy and completeness of the facts set forth therein.

                  In the opinion of Battle Fowler LLP, counsel for the Sponsor, under existing law:

        The Trusts are not associations taxable as corporations for federal income tax purposes under the Internal Revenue Code of 1986 (the "Code"), and income received by the Trusts that consists of interest

112677.8
                                      -55-
excludable from federal gross income under the Code will be excludable from the federal gross income of the Certificateholders of such Trusts.


        Each Certificateholder will be considered the owner of a pro rata portion of the Trust under Section 676(a) of the Code. Thus, each Cer tificateholder will be considered to have received its pro rata share of Bond interest when it is received by that Trust, and the net income distributable to Certificateholders that is exempt from federal income tax when received by that Trust will constitute tax-exempt income when received by the Certificateholders.

        Gain (other than any earned original issue discount) realized on a sale or redemption of the Bonds or on a sale of a Unit is, however, includable in gross income for federal income tax purposes, generally as capital gain, although gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be long- or short-term depending on the holding period of the Units, assuming that the Units are held as capital assets. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses of non-corporate Certificateholders ($1,500 for married persons filing separately) may be deducted against ordinary income. Capital assets held by individuals will qualify for long-term capital gain treatment if held for more than one year and will be subject to a reduced tax rate of 20% rather than the "regular" maximum tax rate of 39.6%.

        Each Certificateholder will realize taxable gain or loss when the Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity), as if the Certificateholder had directly disposed of its pro rata share of such Bond. The gain or loss is measured by the difference between (i) the tax cost of such pro rata share and (ii) the amount received therefor. For this purpose, a Certificateholder's per Unit tax cost for each Bond is determined by allocating the total tax cost of each Unit among all the Bonds held in the Trust (in accordance with the portion of the Trust comprised by each Bond). In order to determine the amount of taxable gain or loss, the Certificateholder's amount received is similarly allocated at that time. The Certificate holder may exclude from the amount received any amounts that represent accrued interest or the earned portion of any original issue discount but may not exclude amounts attributable to market discount. Thus, when a Bond is disposed of by a Trust at a gain, taxable gain will equal the difference between (i) the amount received and (ii) the amount paid plus any accrued original issue discount. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. No deduction is allowed for the amortization of bond premium on tax-exempt bonds, such as the Bonds, in computing regular federal income tax.


        Discount generally accrues based on the principle of compounding of accrued interest, not on a straight-line or ratable method, with the result that the amount of earned original issue discount is less in the earlier years and more in the later years of a bond term. The tax basis of a discount bond is increased by the amount of accrued, tax-exempt original issue discount thus determined. This method of calculation

112677.8
                                      -56-
will produce higher capital gains (or lower losses) to a Certificate holder, as compared to the results produced by the straight-line method of accounting for original issue discount, upon an early disposition of a Bond by the Trust or of a Unit by a Certificateholder.

        A Certificateholder may also realize taxable gain or loss when a Unit is sold or redeemed. The amount received is allocated among all the Bonds in a particular Trust in the same manner as when that Trust disposes of Bonds, and the Certificateholder may exclude accrued interest and the earned portion of any original issue discount (but not amounts attributable to market discount). The return of a Certificate holder's tax cost is otherwise a tax-free return of capital.

        A portion of social security benefits is includable in gross income for taxpayers whose "modified adjusted gross income" combined with a portion of their benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits that are includable in gross income and determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax.

        Corporate Certificateholders are required to include in federal corporate alternative minimum taxable income 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds alternative minimum taxable income (determined without regard to this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest.


        Under federal law, interest on Navigator Trust-held Bonds issued by authority of the Government of Puerto Rico is exempt from regular federal income tax, and state and local income tax in the United States and Puerto Rico. The New York Navigator Insured Trust is not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax. Under the personal income tax laws of the State and City of New York, the income of the New York Navigator Insured Trust will be treated as the income of the Certificateholders. Interest on the Bonds of the New York Navigator Insured Trust that is exempt from tax under the laws of the State and City of New York when received by the Trust will retain its status as tax-exempt interest to its Certificateholders. In addition, non-residents of New York City will not be subject to the New York City personal income tax on gains derived with respect to their Units of the New York Navigator Insured Trust. Non-residents of New York State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or New York City resident should determine its basis and holding periods for its Units in the same manner for New York State and New York City tax purposes as for federal tax purposes. For corporations doing business in New York State, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State, its political subdivisions and instrumentalities, must be included in calculating New York State and


112677.8
                                      -57-

New York City entire net income for purposes of calculating New York State and New York City franchise (income) tax.

        The Insured Municipal Securities Trust is not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax. For a Certificateholder who is a New York resident, however, a pro rata portion of all or part of the income of the Trust will be treated as the income of the Certificateholder under the income tax laws of the State and City of New York. Similar treatment may apply in other states.

                  The exemption of interest on municipal obligations for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or political subdivision. In general, municipal bond interest exempt from federal income tax is taxable income to residents of the State or City of New York under the tax laws of those jurisdictions unless the bonds are issued by the State of New York or one of its political subdivisions or by the Commonwealth of Puerto Rico or one of its political subdivisions. For corporations doing business in New York State, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State, its political subdivisions and instrumental ities, must be included in calculating New York State and New York City entire net income for purposes of calculating New York State and New York City franchise (income) tax. The laws of the several states and local taxing authorities vary with respect to the taxation of such obligations and each Certificateholder is advised to consult his own tax advisor as to the tax consequences of his Certificates under state and local tax laws.

                  Any proceeds received pursuant to the terms of the insurance on the Bonds that represent maturing interest on defaulted obligations will be excludable from federal gross income if, and to the same extent that, such interest would have been so excludable if paid by the issuers of such defaulted obligations.

                  In the opinion of Zeller and Bryant, special counsel to the Sponsor on New Jersey tax matters, which opinion is made in reliance upon certain information and based on certain assumptions respecting the New Jersey Navigator Trust, under existing New Jersey law applicable to individuals who are New Jersey residents and New Jersey estates and trusts:

                           (1) The New Jersey Navigator Trust will be recognized
                  as a trust and not as an association taxable as a corporation. The New Jersey Navigator Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

                           (2) The income of the New Jersey Navigator Trust will
                  be treated as income of the Certificateholders who are individuals, estates or trusts under the New Jersey Gross Income Tax Act, N.J.S.A. 54A: 1-1 et seq. (the "Act"). Interest on the Bonds that is exempt from tax under the Act when received by the New Jersey Navigator Trust will retain its status as tax-exempt interest under the Act when distributed to Certificateholders who are individuals, estates or trusts.

                           (3) Certificateholders, who are individuals, estates,
                  or trusts will not be subject to the Act on any gain realized

112677.8
                                      -58-
                  when the New Jersey Navigator Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity). Any loss realized on such disposition may not be utilized to offset gains realized by such Certificateholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

                           (4) The sale, exchange or redemption of a Unit by a
                  Certificateholder shall be treated as a sale or exchange of a Certificateholder's pro rata interest in the assets in the New Jersey Navigator Trust at the time of the transaction and any gain will be exempt from tax under the Act to the extent that the price received by the selling Certificate-holder who is an individual, estate or trust does not exceed the Redemption Price. To the extent that the amount received by the Certificateholder exceeds the Redemption Price, any such gain will not be exempt from tax under the Act.

                           (5) All proceeds representing interest on defaulted
                  obligations derived by Certificateholders who are individuals, estates or trusts from an insurance policy, either paid directly to the Certificateholder or through the New Jersey Navigator Trust, are exempt from tax under the Act.

                           (6) The Units of the New Jersey Navigator Trust may
                  be taxable in the estates of New Jersey residents under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Laws.

                           (7) If a Certificateholder is a corporation subject
                  to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Navigator Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Navigator Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Navigator Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.


                  In the opinion of Saul, Ewing, Remick & Saul, special counsel to the Sponsor on Pennsylvania tax matters, under existing law:

112677.8
                                      -59-

                  (1) Units evidencing fractional undivided interests in the Trust, to the extent represented by obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision, or by the Government of Puerto Rico or its public authorities, are not taxable under any of the personal property taxes presently in effect in Pennsylvania;

                  (2) Distributions of interest income to Certificateholders that would not be taxable if received directly by a Pennsylvania resident are not subject to personal income tax under the Pennsylvania Tax Reform Code of 1971; nor will such interest be taxable under Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals;

                  (3) A Certificateholder which is an individual, estate or trust will have a taxable event under the Pennsylvania state and local income tax referred to in the preceding paragraph upon the redemption or sale of Units;

                  (4) A Certificateholder which is a corporation will have a taxable event under the Pennsylvania Corporate Net Income Tax or, if applicable, the Mutual Thrift Institutions Tax, upon the redemption or sale of its Units. Interest income distributed to Certificateholders which are corporations is not subject to Pennsylvania Corporate Net Income Tax or Mutual Thrift Institutions Tax. However, banks, title insurance companies and trust companies may be required to take the value of Units into account in determining the taxable value of their shares subject to Shares Tax;

                  (5) Under Act No. 68 of December 3, 1993, gains derived by the Trust from the sale, exchange or other disposition of Pennsylvania Bonds may be subject to Pennsylvania personal or corporate income taxes. Those gains which are distributed by the Trust to Certificateholders who are individuals will be subject to Pennsylvania Personal Income Tax and, for residents of Philadelphia, to Philadelphia School District Investment Income Tax. For Certificateholders which are corporations, the distributed gains will be subject to Corporate Net Income Tax or Mutual Thrift Institutions Tax;

                  (6) For Pennsylvania Bonds, gains which are not distributed by the Trust will nevertheless be taxable to Certificateholders if derived by the Trust from the sale, exchange or other disposition of these Bonds issued on or after February 1, 1994. Such gains which are not distributed by the Trust will remain nontaxable to Certificateholders if derived by the Trust from the sale, exchange or other disposition of Bonds issued prior to February 1, 1994. However, for gains from the sale, exchange or other disposition of these Bonds to be taxable under the Philadelphia School District Investment Income Tax, the Bonds must be held for six months or less;

                  (7) Gains from the sale, exchange or other disposition of Puerto Rico Bonds will be taxable to Certificateholders if distributed or retained by the Trust. However, for gains from the sale, exchange or other disposition of these Bonds to be taxable under the Philadelphia School District Investment Income Tax, the Bonds must be held for six months or less;

112677.8
                                      -60-

                  (8) Units are subject to Pennsylvania inheritance and estate taxes;

                  (9) Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or the underwriters of the Bonds, the Sponsor or others which represent interest on defaulted obligations held by the Trustee will be excludable from Pennsylvania gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; and

                  (10) The Trust is not taxable as a corporation under Pennsylvania tax laws applicable to corporations.

                  In the case of Bonds that are Industrial Revenue Bonds ("IRBs") or certain types of private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a "substantial user" of the facilities financed by the proceeds of such Bonds or by a "related person" thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Certificateholder who is such a "substantial user" or "related person" thereof will not be tax-exempt. Furthermore, in the case of IRBs that qualify for the "small issue" exemption, the "small issue" exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities exceeds $40,000,000. In the case of IRBs issued under the $10,000,000 "small issue" exemption, interest on such IRBs will become taxable if the face amount of the IRBs plus certain capital expenditures exceeds $10,000,000.

                  In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt IRBs, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

                  Interest on indebtedness incurred or continued to purchase or carry the Units is not deductible for regular federal income tax purposes. However, such interest is deductible for New York State and New York City income tax purposes by corporations that are required to include interest on the Bonds in New York State and New York City entire net income for purposes of calculating New York State and City franchise (income) taxes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Also, in the case of certain financial institutions

112677.8
                                      -61-
that acquire Units, in general no deduction is allowed for interest expense allocable to the Units.


                  From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals may be introduced in the future. In particular, Congress may consider the adoption of some form of "flat tax," which could have an adverse impact on the value of tax-exempt bonds.


                  In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

                  The opinions of bond counsel or special tax counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own tax advisors for advice with respect to the effect of any legislative changes.


                                    LIQUIDITY
                                    ---------


                  Sponsor Repurchase. The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units and continuously to offer to repurchase the Units. The Sponsor's secondary market repurchase price, after the initial public offering is completed, will be based on the aggregate bid price of the Bonds in the Trust portfolio, determined by the Evaluator on a daily basis, and will be the same as the redemption price. The aggregated bid price, determined by the Evaluator on a daily basis, is computed on the basis set forth under "Trustee Redemption". Certificateholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The Sponsor may discontinue repurchase of Units if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which Certificates representing Units are physically received in proper form by Reich & Tang Distributors, Inc. 600 Fifth Avenue, New York, New York 10020 on behalf of the Sponsor. Units received after 4 P.M., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units, a Certificateholder may be able to dispose of Units only by tendering them to the Trustee for redemption.


                  Prospectuses relating to certain other bond trusts indicate an intention by the respective Sponsor, subject to change, to repurchase units on the basis of a price higher than the bid prices of the bonds in the trusts. Consequently, depending on the prices actually paid, the secondary market repurchase price of other trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for units of this

112677.8
                                      -62-

Trust, although in all bond trusts, the purchase price of a unit depends primarily on the value of the bonds in the trust portfolio.

                  Units purchased by the Sponsor in the secondary market may be re-offered for sale by the Sponsor at a price based on the aggregate bid price of the Bonds in the Trust plus the applicable sales charge (see "Public Offering Price" in Part A) plus net accrued interest. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

                  The Sponsor may, under certain circumstances, as a service to Certificateholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). Factors which the Sponsor will consider in making a determination will include the number of Units of all Trust which it has in inventory, its estimate of the salability and the time required to sell such Units and general market conditions. For example, if in order to meet redemptions of Units the Trustee must dispose of Bonds, and if such disposition cannot be made by the redemption date (seven calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Certificateholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

                  Trustee Redemption. Units may also be tendered to the Trustee for redemption at its corporate trust office as set forth in Part A of this Prospectus, upon proper delivery of Certificates representing such Units and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

                  Certificates representing Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in the case of lost, stolen or mutilated Certificates). Thus, redemptions of Units cannot be effected until Certificates representing such Units have been delivered by the person seeking redemption. (See "Certificates".) Certificateholders must sign exactly as their names appear on the faces of their Certificates. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

                  Within three business days following a tender for redemption, the Certificateholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth under "Summary of Essential Information" in Part A on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

                  Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemptions. Such sales, if required, could

112677.8
                                      -63-
result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.


                  The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined by the Trustee on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Bonds in the Trust based on the bid prices of such Bonds and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash allocated for the distribution to Certificateholders of record as of the business day prior to the evaluation being made. The Evaluator may determine the value of the Bonds in the Trust (i) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (ii) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (iii) by determining the value of the Bonds by appraisal, or (iv) by any combination of the above. The Evaluator will determine the aggregate current bid price evaluation of the Bonds in the Trust, taking into account the market value of the Bonds insured under the Bond Insurance Policy, in the manner described as set forth under "Public Offering--Offering Price". Insurance does not guarantee the market value of the Bonds or the Units, and while Bond insurance represents an element of market value in regard to insured Bonds, its exact effect, if any, on market value cannot be predicted.


                  The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Cer tificateholder at prices which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

                  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

                  A Certificateholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.





                              TRUST ADMINISTRATION
                              --------------------

                  Portfolio Supervision. Except for the purchase of Replacement Bonds or as discussed herein, the acquisition of any Bonds for the Trust other than Bonds initially deposited by the Sponsor is prohibited. Although it is the Sponsor's and Trustee's intention not to dispose of Bonds insured pursuant to the Bond Insurance in the event of default, nevertheless, the Sponsor may direct the Trustee to dispose of Bonds upon (i) default in payment of

112677.8
                                      -64-
principal or interest on such Bonds, (ii) institution of certain legal proceedings with respect to the issuers of such Bonds, (iii) default under other documents adversely affecting debt service on such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction or operation of such facility or project or (vi) decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of such Bonds in the Trust detrimental to the interests of the Certificateholders. If a default in the payment of principal or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds. The Trustee shall not be liable for any depreciation or loss by reason of any sale of bonds or by reason of the failure of the Sponsor to give directions to the Trustee.

                  The Sponsor is authorized by the Trust Agreement to direct the Trustee to accept or reject certain plans for the refunding or refinancing of any of the Bonds. Any bonds received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Agreement to the same extent as the Bonds originally deposited. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder registered on the books of the Trustee, including an identification of the Bonds eliminated and the Bonds substituted therefor.


                  Trust Agreement, Amendment And Termination. The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Certificateholders: (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (ii) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (iii) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Certificateholders.


                  The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of the holders of Certificates evidencing 66-2/3% of the Units then outstanding for the purpose of modifying the rights of Certificateholders; provided that no such amendment or waiver shall reduce any Certificateholder's interest in the Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Certificates. The Trust Agreement may not be amended, without the consent of the holders of all Certificates then outstanding, to increase the number of Units issuable or to permit the acquisition of any bonds in addition to or in substitution for those initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Certificateholders, in writing, of the substance of any such amendment.

                  The Trust Agreement provides that the Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in the Trust but in no event is it to continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Trust Agreement. If the value of the Trust shall be less than the minimum amount set forth under "Summary of Essential Information" in Part A, the Trustee may, in its discretion, and shall when so directed by the Sponsor, terminate the Trust. The Trust may also be terminated at any time with the

112677.8
                                      -65-
consent of the holders of Certificates representing 100% of the Units then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Certificateholders. Within a reasonable period after termination, the Trustee must sell any Bond remaining in the Trust, and, after paying all expenses and charges incurred by the Trust, distribute to each Certificateholder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts.


                  The Sponsors. The Sponsor, Reich & Tang Distributors, Inc. ("Reich & Tang") (successor to the Unit Investment Trust division of Bear, Stearns & Co. Inc.), a Delaware limited partnership, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang is also a registered investment adviser. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. The sole shareholder of the Sponsor, Reich & Tang Asset Management, Inc. ("RTAM Inc.") is wholly owned by NEIC Holdings, Inc. which, effective December 29, 1997, was wholly owned by NEIC Operating Partnership, L.P. ("NEICOP"). Subsequently, on March 31, 1998, NEICOP changed its name to Nvest Companies, L.P. ("Nvest"). The general partners of Nvest are Nvest Corporation and Nvest, L.P. Nvest, L.P. is owned approximately 99% by public unitholders and its general partner is Nvest Corporation. Nvest, with a principal place of business at 399 Boylston Street, Boston, MA 02116, is a holding company of firms engaged in the securities and investment advisory business. These affiliates in the aggregate are investment advisors or managers to over 80 registered investment companies. Reich & Tang is Sponsor (and Co-Sponsor, as the case may be) for numerous series of unit investment trusts, including New York Municipal Trust, Series 1 (and Subsequent Series), Municipal Securities Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), Multi-State Series 1 (and Subsequent Series), Mortgage Securities Trust, Series 1 (and Subsequent Series), Insured Municipal Securities Trust, Series 1 (and Subsequent Series), and 5th Discount Series (and Subsequent Series), Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series) and Schwab Trusts.





                  For certain other Trusts as set forth in the "Summary of Essential Information" in Part A, the Sponsors are Reich & Tang and Gruntal & Co., L.L.C., both of whom have entered into an Agreement Among Co-Sponsors pursuant to which both parties have agreed to act as Co-Sponsors for the Trust. Reich & Tang has been appointed by Gruntal & Co., L.L.C. as agent for purposes of taking any action required or permitted to be taken by the Sponsor under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then Reich & Tang shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor may be discharged under the Trust Agreement and a new Sponsor may be appointed or the remaining Sponsor may continue to act as Sponsor.

                  Gruntal & Co., L.L.C., a Delaware limited liability company, operates a regional securities broker/dealer from its main office in New York City and branch offices in nine states. The firm is very active in the marketing of investment companies and has signed dealer agreements with many mutual fund groups. Further, through its Syndicate Department, Gruntal & Co., L.L.C. has underwritten a large number of Closed-End Funds and has been Co- Manager on the following offerings: Cigna High Income Shares; Dreyfus New York Municipal Income, Inc.; Franklin Principal Maturity Trust and Van Kampen Merritt Limited Term High Income Trust. The Sponsor is liable for the

112677.8
                                      -66-
performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                  The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                  Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 per 1,000 Units. Certificateholders covered by the audit during the year may receive a copy of the audited financials upon request.

                  The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor.


                  If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (i) appoint a successor Sponsor; (ii) terminate the Trust Agreement and liquidate the Trust; or (iii) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.


                  The Trustee. For certain of the Trusts, as set forth in the "Summary of Essential Information" in Part A, the Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 (800) 428-8890 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

                  The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of the Trust.

                  The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, bonds or Certificates in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for

112677.8
                                      -67-
any evaluation made by the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trust which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

                  For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Certificateholders".


                  The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Certificateholders. In such an event, the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.


                  Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any State and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

                  The Evaluator. The Evaluator is Kenny S&P Evaluation Services, a division of a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, with main offices located at 65 Broadway, New York, New York 10006. The Evaluator is a wholly-owned subsidiary of McGraw Hill, Inc. The Evaluator is a registered investment advisor and also provides financial information services.

                  The Trustee, the Sponsor and the Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Certificateholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                  The Evaluator may resign or may be removed by the Sponsor and Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within

112677.8
                                      -68-
thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                           TRUST EXPENSES AND CHARGES
                           --------------------------


                  At no cost to the Trust, the Sponsor has borne the expenses of creating and establishing the Trust, including the cost of initial preparation and execution of the Trust Agreement, registration of the Trust and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, the premiums on the Sponsor-Insured Bonds, initial preparation and printing of the Certificates, legal expenses, advertising and selling expenses, expenses of the Trustee including, but not limited to, an amount equal to interest accrued on certain "when issued" bonds since the date of settlement for the Units, initial fees and other out-of-pocket expenses. The fees of the Evaluator, however, incurred during the initial public offering, are paid directly by the Trust.


                  The Sponsor will not charge the Trust a fee for its services as such. (See "Sponsor's Profits".)

                  The Sponsor will receive for portfolio supervisory services to the Trust an Annual Fee in the amount set forth under "Summary of Essential Information" in Part A of this Prospectus. The Sponsor's fee may exceed the actual cost of providing portfolio supervisory services for this Trust, but at no time will the total amount received for portfolio supervisory services rendered to all series of the Municipal Securities Trust in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. (See "Portfolio Supervision".)

                  The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under "Summary of Essential Information" in Part A of this Prospectus. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Certificateholders".

                  The Evaluator will receive, for each daily evaluation of the Bonds in the Trust after the initial public offering is completed, a fee in the amount set forth under "Summary of Essential Information" in Part A of this Prospectus.

                  The Trustee's and Evaluator's fees are payable monthly as of the Record Date from the Interest Account to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Certificateholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent".


                  The following additional charges are or may be incurred by the
Trust: (i) all expenses (including counsel fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Certificateholders; (ii) fees of the Trustee for any extraordinary services performed under the Trust Agreement; (iii) indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; (iv) indemnification of the Sponsor for any


112677.8
                                      -69-
losses, liabilities and expenses incurred in acting as Sponsor of the Trust without gross negligence, bad faith or willful misconduct on its part; and (v) all taxes and other governmental charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee, are secured by a first lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

                  The accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds 50 cents per Unit. Certificateholders covered by the audit during the year may receive a copy of the audited financial statements upon request.



                     EXCHANGE PRIVILEGE AND CONVERSION OFFER
                     ---------------------------------------

                  Certificateholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject to a reduced sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject to a reduced sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Certificateholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

                  Except for Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Certificateholders who wish to exercise the Exchange Privilege or Conversion

112677.8
                                      -70-

Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Certificateholder upon his original purchase of Units of the Exchange or Redemption Trust would equal the sales charge applicable in the direct purchase of units of an Exchange Trust.

                  In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Certificateholders is subject to the following additional conditions: (i) at the time of the Certificateholder's election to participate in the Exchange Privilege or Conversion Offer, there must be units of the Exchange or Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (ii) exchanges will be effected in whole units only, (iii) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (iv) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Certificate holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Certificateholder for exchange or from units being redeemed per conversion will be remitted to such Certificateholder.

                  The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Certificateholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege and/or the Conversion Offer, provided that no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or the Conversion Offer, to add any new unit investment trust sponsored by Reich & Tang or a sponsor controlled by or under common control with Reich & Tang or to delete a series which has been terminated from eligibility for the Exchange Privilege and/or the Conversion Offer, (ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Certificateholders. Certificateholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

                  To exercise the Exchange Privilege, a Certificateholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Certificateholder is a resident, the Certificateholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he

112677.8
                                      -71-
indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retail a portion of the sales charge.

                  Tax Consequences of the Exchange Privilege and the Conversion Offer. A surrender of Units pursuant to the Exchange Privilege or the Conversion Offer will constitute a "taxable event" to the Certificateholder under the Internal Revenue Code. The Certificateholder will realize a tax gain or loss that will be of a long-, mid- or short-term capital or ordinary income nature dependent on the length of time the Units have been held and other factors. (See "Tax Status".) A Certificateholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.


                                  OTHER MATTERS
                                  -------------

                  Legal Opinions. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, as counsel for the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for The Chase Manhattan Bank. Certain matters relating to New Jersey tax law have been passed upon by Zeller and Bryant, as special New Jersey counsel to the Sponsor. Certain matters relating to Pennsylvania tax law have been passed upon by Saul, Ewing, Remick & Saul, as special Pennsylvania counsel to the Sponsor.


                  Independent Accountants. The financial statements of the Trusts for the years ended December 31, 1996, 1997 and 1998 included in Part A of this Prospectus have been examined by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing.


                  Performance Information. Total returns, average annualized returns or cumulative returns for various periods of this Trust may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the original public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. Sales material may also include an illustration of the cumulative results of like annual investments during an accumulation period and like annual withdrawals during a distribution period. Figures for actual

112677.8
                                      -72-
portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Returns may also be shown on a combined basis. Trust performance may be compared to performance on a total return basis of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.


                          DESCRIPTION OF BOND RATINGS*
                          ---------------------------

                  Standard & Poor's Ratings Services. A brief description of the applicable Standard & Poor's rating symbols and their meanings is as follows:

                  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

                  The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

                  The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

                  The ratings are based, in varying degrees, on the following considerations:


         (i) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

        (ii) Nature of and provisions of the obligation.

       (iii) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


                  AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                  AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

-----------------------
*        As described by Standard & Poor's.


112677.8
                                      -73-

                  A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  Provisional Ratings (Prov.) following a rating indicates the rating is provisional, which assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.


                       DESCRIPTION OF RATING ON THE UNITS*
                       ----------------------------------

                  A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as "units" and "fund") is a current assessment of creditworthiness with respect to the investments held by such fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holder of the interest and principal required to be paid on the portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, inasmuch as the rating does not comment as to market price of the units or suitability for a particular investor.

                  Funds rated "AAA" are composed exclusively of assets that are rated "AAA" by Standard & Poor's or have, in the opinion of Standard & Poor's, credit characteristics comparable to assets that are rated "AAA", or certain short-term investments. Standard & Poor's defines its AAA rating for such assets as the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is very strong.







----------------------
*        As described by Standard & Poor's Corporation.

112677.8



                                INDEX                                                      INSURED
                                -----                                            MUNICIPAL SECURITIES TRUST
Title                                                            Page              (Unit Investment Trust)
                                                                                         Prospectus
Summary of Essential Information..................................A-5
Financial and Statistical Information.............................A-6             Dated:  October 28, 1998
Information Regarding the Trust...................................A-7
Audit and Financial Information...................................F-1                     Sponsor:
                                                                                Reich & Tang Distributors, Inc.
The Trust........................................................   1                 600 Fifth Avenue
Risk Considerations............................................... 14             New York, New York  10020
Public Offering................................................... 50                  (212) 830-5200
Estimated Long Term Return and
  Estimated Current Return........................................ 52
Rights of Certificateholders...................................... 53             (and for certain Trusts:)
Tax Status........................................................ 55               Gruntal & Co., L.L.C.
Liquidity......................................................... 62                 One Liberty Plaza
Trust Administration.............................................. 64             New York, New York  10005
Trust Expenses and Charges........................................ 69                   212-267-8800
Exchange Privilege and Conversion
  Offer........................................................... 70                     Trustee:
Other Matters..................................................... 72
Description of Bond Ratings....................................... 73             The Chase Manhattan Bank
Description of Rating on the Units................................ 74                 4 New York Plaza
                                                                                  New York, New York  10004
Parts A and B of this Prospectus do not                                                 800-882-9898
contain all of the information set forth in
the registration statement and exhibits                                                  Evaluator:
relating thereto, filed with the Securities
and Exchange Commission, Washington, D.C.,                                                Kenny S&P
under the Securities Act of 1933, and to                                             Evaluation Services
which reference is made.                                                                 65 Broadway
                                                                                  New York, New York  10006

                              *   *   *



                  This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

                             *    *   *

                  No person is authorized to give any information or to make any representations not contained in Parts A and B of this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

112677.8

                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference Sheet (incorporated by reference to the Post-Effective
  Amendments to Form S-6 Registration Nos. 33-25192 and 33-28702, filed on October 28, 1996).
The Prospectus consisting of     pages.
Signatures.
Consent of Independent Accountants.
Consent of Counsel (included in Exhibit 99.3.1).
Consent of New Jersey Counsel (included in Exhibit 99.3.2). Consent of Pennsylvania Counsel (included in Exhibit 99.3.3). Consent of the Evaluator (included in Exhibit 99.5.1).

The following exhibits:


99.1.1    --    Reference Trust Agreements including certain Amendments to the
                Trust Indenture and Agreement referred to under Exhibit 1.1.1 below (filed as Exhibit 99.1.1 to Post-Effective Amendment
                No. 6 to Form S-6 Registration Statement Nos. 33-35080,
                33-36215 and 33-37297 of Insured Municipal Securities Trust,
                Pennsylvania Navigator Insured Series 1, New York Navigator
                Insured Series 4, and New Jersey Navigator Insured Series 2, respectively, on October 28, 1996 and incorporated herein by reference).








99.1.1.1  --    Trust Indenture and Agreement for Insured Municipal
                Securities Trust, 47th Discount Series and Series 20 (and
                Subsequent Series) dated June 16, 1989 (filed as Exhibit
                99.1.1.1 to Post- Effective Amendment No. 7 to Form S-6
                Registration Statement No. 33-28384 of Insured Municipal
                Securities Trust, Series 20 on April 25, 1996 and incorporated herein by reference).

99.1.1.2  --    Trust Indenture and Agreement for Insured Municipal
                Securities Trust, 9th Discount Series (and Subsequent
                Series) dated April 11, 1985 (filed as Exhibit 99.1.1.1 to
                Post-Effective Amendment No. 7 to Form S-6 Registration
                Statement No. 33-26426 of Insured Municipal Securities
                Trust, Series 15 on April 25, 1996 and incorporated herein by reference).


99.1.3.4  --    Certificate of Incorporation of Reich & Tang Distributors, Inc.
                (filed as Exhibit 99.1.3.5 to Form S-6 Registration Statement


                                      II-1
1377.1

                No. 333-44301 on January 15, 1998 and incorporated herein by reference).

99.1.3.5  --    By-Laws of Reich & Tang Distributors, Inc. (filed as Exhibit
                99.1.3.6 to Form S-6 Registration Statement No. 333-44301 on
                January 15, 1998 and incorporated herein by reference).



99.1.3.6  --    Certificate of Formation of Gruntal & Co.,
                L.L.C. (filed as Exhibit 99.1.3.6 to the Post-Effective
                Amendment to Form S-6 Registration Statement No. 33-31426 on April 25, 1997 and incorporated herein by reference).

99.1.4    --    Form of Agreement Among Underwriters dated June 16, 1989
                (filed as Exhibit 99.1.4 to Post-Effective Amendment No. 7 to Registration Statement Nos. 33-29313 and 33-30144 of
                Municipal Securities Trust, Series 45 and Series 46 on
                October 25, 1996 and incorporated herein by reference).

99.1.5    --    Form of Insurance Policy of Financial Guaranty Insurance
                Company for Sponsor-Insured Bonds (filed as Exhibit 99.1.5 to Post-Effective Amendment No. 7 to Form S-6 Registration
                Statement No. 33-26426 of Insured Municipal Securities
                Trust, Series 15 on April 25, 1996 and incorporated herein by reference).

99.1.5.1  --    Form of Insurance Policy of Bond Investors Guaranty for
                Sponsor-Insured Bonds (filed as Exhibit 99.1.5.1 to Post-
                Effective Amendment No. 7 to Form S-6 Registration
                Statement No. 33-26426 of Insured Municipal Securities
                Trust, Series 15 on April 25, 1996 and incorporated herein by reference).

99.1.5.2  --    Form of Insurance Policy of Municipal Bond Investors Assurance
                Corporation (filed as Exhibit 99.1.5.2 to Post-Effective
                Amendment No. 7 to Form S-6 Registration Statement No. 33-26426 of Insured Municipal Securities Trust, Series 15 on April 25,
                1996 and incorporated herein by reference)

99.2.1    --    Form of Certificate dated June 16, 1989 (filed as
                Exhibit 99.2.1 to Post-Effective Amendment No. 7 to
                Registration Statement Nos. 33-29313 and 33-30144 of
                Municipal Securities Trust, Series 45 and Series 46 on
                October 25, 1996 and incorporated herein by reference).

99.2.1.1  --    Form of Certificate (filed as Exhibit 99.2.1 to
                Post-Effective Amendment No. 8 to Form S-6 Registration
                Statement No. 33-25192 on October 28, 1996 and incorporated herein by reference).

99.3.1    --    Opinion of Battle Fowler LLP as to the legality of the
                securities being registered, including their consent to the filing thereof and to the use of their name under the headings "Tax Status" and "Legal Opinions" in the Prospectus, and to the

                                      II-2
1377.1
                filing of their opinion regarding tax status of the Trust (filed as Exhibit 99.3.1 to Post-Effective Amendment No. 6 to Form S-6 Registration Statement Nos. 33-35080, 33-36215 and 33-37297 of Insured Municipal Securities Trust, Pennsylvania Navigator Insured Series 1, New York Navigator Insured Series 4, and New Jersey Navigator Insured Series 2, respectively, on October 28, 1996 and incorporated herein by reference).


99.3.2    --    Opinion of Freeman, Zeller & Bryant, Special New Jersey Counsel
                including their consent to the filing thereof and to the use of their name in the Prospectus (filed as Exhibit 99.3.2 to Post-Effective Amendment No. 6 to Form S-6 Registration
                Statements Nos. 33-35080 and 33-37297 of Insured Municipal
                Securities Trust, New Jersey Navigator Insured Series 1 &
                Pennsylvania Navigator Insured Series 1 and New Jersey
                Navigator Insured Series 2, respectively, on October 28, 1996 and incorporated herein by reference).

99.3.3    --    Opinion of Saul, Ewing, Remick & Saul, Special Pennsylvania
                Counsel including their consent to the filing thereof and to the use of their name in the Prospectus (filed as Exhibit
                99.3.3 to Post-Effective Amendment No. 4 to Form S-6
                Registration Statement No. 33-35080 of Insured Municipal
                Securities Trust, New Jersey Navigator Insured Series 1 and
                Pennsylvania Navigator Insured Series 1 on October 28, 1994 and incorporated herein by reference).

*99.5.1   --    Consent of the Evaluator.


99.6.0    --    Powers of Attorney of Reich & Tang Distributors, Inc.,
                by its officers and a majority of its Directors (filed as Exhibit 99.6.0 to Form S-6 Registration Statement No.
                333-44301 on January 15, 1998 and incorporated herein by reference).

99.6.1    --    Power of Attorney of Gruntal & Co., L.L.C., by its
                officers and a majority of its Directors of the Executive
                Committee (filed as Exhibit 99.6.1 to the Post-Effective
                Amendment to Form S-6 Registration Statement No. 33-29989 of Municipal Securities Trust, Multi-State Series 38 on
                October 28, 1998 and incorporated herein by reference).


99.7.0    --    Form of Agreement Among Co-Sponsors dated June 9, 1989
                (filed as Exhibit 99.7.0 to Post-Effective Amendment No. 7 to Form S-6 Registration Statement No. 33-28384 of Insured
                Municipal Securities Trust, Series 20 on April 25, 1996 and incorporated herein by reference).

------------------
*   Being filed by this Amendment.


                                      II-3
1377.1

*27       --    Financial Data Schedule(s) (for EDGAR filing only).
--------------
*   Being filed by this Amendment.


                                      II-4
1377.1

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, the registrants, Insured Municipal Securities Trust, Pennsylvania Navigator Insured Series 1, New York Navigator Insured Series 4, and New Jersey Navigator Insured Series 2 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statements pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statements to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 21st day of October, 1998.

                  INSURED MUNICIPAL SECURITIES TRUST,
                  PENNSYLVANIA NAVIGATOR INSURED SERIES 1,
                  NEW YORK NAVIGATOR INSURED SERIES 4, AND
                  NEW JERSEY NAVIGATOR INSURED SERIES 2
                           (Registrants)

                  REICH & TANG DISTRIBUTORS, INC.
                           (Depositor)








                  By:      /s/PETER J. DEMARCO
                           Peter J. DeMarco
                           (Authorized Signatory)


                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons who constitute the principal officers and a majority of the directors of Reich & Tang Distributors, Inc., the Depositor, in the capacities and on the dates indicated.



Name                      Title                        Date


RICHARD E. SMITH, III     President and Director       )
PETER S. VOSS             Director                     )  October 21, 1998
G. NEAL RYLAND            Director                     )
STEVEN W. DUFF            Director                     )By: /s/PETER J. DEMARCO
                                                            -------------------
PETER J. DEMARCO          Executive Vice President     )    Peter J. DeMarco
RICHARD I. WEINER         Vice President               )    Attorney-in-Fact*
BERNADETTE N. FINN        Vice President               )
LORRAINE C. HYSLER        Secretary                    )
RICHARD DE SANCTIS        Treasurer                    )
EDWARD N. WADSWORTH       Executive Officer            )

---------------
* Executed copies of Powers of Attorney were filed as Exhibit 99.6.0 to Form S-6 Registration Statement No. 333-44301 on January 15, 1998.



                                      II-5
1377.1

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrants, Insured Municipal Securities Trust, Pennsylvania Navigator Insured Series 1, New York Navigator Insured Series 4, and New Jersey Navigator Insured Series 2 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 21st day of October, 1998.

                  INSURED MUNICIPAL SECURITIES TRUST,
                  PENNSYLVANIA NAVIGATOR INSURED SERIES 1,
                  NEW YORK NAVIGATOR INSURED SERIES 4, AND
                  NEW JERSEY NAVIGATOR INSURED SERIES 2
                           (Registrants)


                  GRUNTAL & CO., L.L.C.
                            (Depositor)



                   By:      /s/JOANNE T. MARREN
                            Joanne T. Marren
                            (Authorized Signatory)


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons who constitute the principal officers and a majority of the directors of Gruntal & Co., L.L.C., the Depositor, in the capacities and on the dates indicated.


Name                    Title                         Date


ROBERT P. RITTEREISER   Chief Executive Officer and   )
                        Chairman of the Board of      )October 21, 1998
                        Directors                     )
LEE FENSTERSTOCK        President and Director        )
JOANNE T. MARREN        Executive Vice President,     ) By: /s/JOANNE T. MARREN
                                                            -------------------
                        General Counsel, Secretary    )     Joanne T. Marren
                        and Director                  )     Attorney-in-Fact*
HENRY D. GOTTMANN       Executive Vice President and  )
                        Director                      )
JOSEPH V. BATTIPAGLIA   Executive Vice President and  )
                        Director                      )
JOHN FEENEY             Director and President of GMS )
JOHN CIRRITO            Executive Vice President and  )
                        Director                      )
RALPH H. BRADLEY, JR.   Executive Vice President and  )
                        Director                      )
STEPHEN BYERS           Executive Vice President,     )
                        Chief Financial Officer and   )
                        Director                      )
STEPHEN A. GREYSER      Director                      )
MICHAEL D. MADDEN       Director                      )

---------------------
* Executed copies of the Power of Attorney were filed as Exhibit 99.6.1 to the Post-Effective Amendment to Form S-6 Registration Statement
    No. 33-29989 on October 28, 1998.


                                      II-6
1377.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 of our report dated September 22, 1998, relating to the financial statements and financial highlights for the year ended June 30, 1998 of the Insured Municipal Securities Trust, Pennsylvania Navigator Insured Series 1; Insured Municipal Securities Trust, New York Navigator Insured Series 4; and Insured Municipal Securities Trust, New Jersey Navigator Insured Series 2, which appear in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in the Prospectus.






PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 1998